                              [BUILDING GRAPHICS]

                          ANNUAL REPORT JUNE 30, 2001



Oppenheimer
HIGH YIELD FUND



                                                         [OPPENHEIMERFUNDS LOGO]

REPORT HIGHLIGHTS

                    CONTENTS
 1                  Shareholder Letter
 2                  An Interview with Your Fund's Managers
 6                  Fund Performance
12                  FINANCIAL STATEMENTS
49                  INDEPENDENT AUDITORS' REPORT
50                  Federal Income Tax Information
51                  Officers and Trustees

FUND OBJECTIVE

Oppenheimer High Yield Fund's primary objective is to seek a high level of current income by investing in a diversified portfolio of high yield, lower rated fixed income securities the Fund's investment manager, OppenheimerFunds, Inc. believes do not involve undue risk. The Fund's secondary objective is to seek capital growth when consistent with its primary objective.


                          AVERAGE ANNUAL TOTAL RETURNS*

                       For the 1-Year Period Ended 6/30/01


                               WITHOUT                  WITH
                              SALES CHG.             SALES CHG.
----------------------------------------------------------------
Class A                          -3.69%                 -8.27%
----------------------------------------------------------------
Class B                          -4.37                  -8.65
----------------------------------------------------------------
Class C                          -4.43                  -5.28
----------------------------------------------------------------
Class Y                          -3.57                     --


SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*   SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

JOHN V. MURPHY
Chairman,
President and
Chief Executive Officer
OppenheimerFunds, Inc.


DEAR SHAREHOLDER,

It is a pleasure to greet you in my new role as Chairman, President and Chief Executive Officer of OppenheimerFunds. I'm honored to take on this new leadership role, after having served OppenheimerFunds in the capacity of President and Chief Operating Officer since August of 2000.

        I'd also like to acknowledge the contributions of Bridget A. Macaskill, whose vision and efforts have helped build OppenheimerFunds' reputation as a premier investment firm. During her tenure as Chief Executive Officer, Bridget made tremendous contributions to both the firm and to our fund shareholders. Her extraordinary commitment has positioned OppenheimerFunds for a very bright future, and I thank her for that.

        Our ongoing mission is to provide outstanding investment solutions for our customers. We will continue to strive to deliver products and services that help keep you at the forefront of the markets. In partnership with financial advisors, this approach has enabled OppenheimerFunds to help investors pursue their financial goals for more than 40 years.

        While the past year has proven to be challenging in the financial markets, we assure you that our commitment to investment excellence has never been stronger. With this commitment and a clear vision, we are confident that we will meet the challenges that lie ahead. Thank you for your ongoing confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ JOHN V. MURPHY

John V. Murphy
July 23, 2001




                          1 OPPENHEIMER HIGH YIELD FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[DAVID NEGRI AND THOMAS REEDY GRAPHICS]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
David Negri
Thomas Reedy

Q HOW DID OPPENHEIMER HIGH YIELD FUND PERFORM DURING THE FISCAL YEAR THAT ENDED JUNE 30, 2001?

A. Our goal for the Fund is to generate high current income for shareholders and, thanks to very high yields for non-investment-grade bonds, we were quite successful on this count; distributions were sizable this past year. However, as always happens with bonds, the high yields came at the price of principal.

WHAT PROMPTED THE RISING YIELDS DURING THIS PAST YEAR?

The short answer is, fear or anticipation of higher default rates. During 1999 and early 2000, the Federal Reserve had pursued a tight monetary policy, raising interest rates to stave off the possibility of higher inflation. By the fall of 2000, the economy began to show the effects of this strategy. Economic growth decelerated, and corporate profits and earnings weakened. This situation, in turn, raised questions about whether less creditworthy businesses might default on their debts. Faced with that increased risk, lenders and investors demanded greater returns on high yield debt instruments. While yields climbed rapidly, prices fell.

HOW DID THE INTEREST RATE CUTS SINCE JANUARY AFFECT HIGH YIELD BONDS?

In January, the Federal Reserve (the Fed) reversed its previous course, twice cutting the federal funds target rate by 0.5% in an attempt to stimulate economic growth. Bond prices rallied dramatically that month, especially in the downtrodden high yield sector.




                          2 OPPENHEIMER HIGH YIELD FUND

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended 6/30/01(1)

Class A
1-Year                      5-Year           10-Year
--------------------------------------------------------
-8.27%                      3.11%            7.50%

Class B                                      Since
1-Year                      5-Year           Inception
--------------------------------------------------------
-8.65%                      3.05%            5.46%

Class C                                      Since
1-Year                      5-Year           Inception
--------------------------------------------------------
-5.28%                      3.31%            4.21%

Class Y                                      Since
1-Year                      5-Year           Inception
--------------------------------------------------------
-3.57%                      N/A              0.63%

STANDARDIZED YIELDS(2)

For the 30 Days Ended 6/30/01
---------------------------------------------------------
Class A                                           12.09%
---------------------------------------------------------
Class B                                           11.90
---------------------------------------------------------
Class C                                           11.91
---------------------------------------------------------
Class Y                                           13.00


        Unfortunately, despite those and three additional 0.5% interest rate cuts, the direction of the economy remained uncertain, and investors continued to anticipate that more companies might fail to meet their debt obligations. Default rates, which had hovered at 1% to 2% in the mid-1990s and approached 4% in 1999, have accelerated to over 6% in 2001. To make matters worse, the recovery rate, or the amount investors receive as repayment of principal on defaulted bonds, has fallen from a historic, long-term average of more than 30 cents to approximately 20 cents.

        With a growing number of companies reporting lower earnings, investors' concerns about rising default rates and falling recovery rates only intensified. Yields rose again and prices receded from their January highs. Nonetheless, the high yield sector finished the year in positive territory; rich yields compensated for the price depreciation in many cases.

WHICH SECTORS LED OR LAGGED THE MARKET?

Roughly one fifth of the high yield securities have been issued by telecommunications companies still in the capital-intensive process of building out the infrastructure for the Internet and wireless communications. Investors have grown increasingly wary of this industry, so a fair number of these companies have found it ever more difficult to obtain capital to finish their buildouts and complete the transition to revenue-generating businesses. The general malaise surrounding these companies infected many other single-B securities during the period. As a result, yields on B-rated securities were approximately 4% higher than those of BB-rated issues.


1.  See page 10 for further details.

2. Standardized yield is based on net investment income for the 30-day period ended June 30, 2001. Falling share prices will tend to artificially raise yields.




                          3 OPPENHEIMER HIGH YIELD FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

HOW DID THIS AFFECT THE FUND?

Anticipating that the Fed would ultimately cut interest rates and give the high yield market a boost, we positioned the portfolio somewhat aggressively. While keeping the portfolio spread across a wide variety of sectors, we built in an above-average weighting in B-rated securities. We believed that these lower rated bonds would show more dramatic improvements in a resurgent economy. We looked for companies that were unlikely to face default risk until 2002 or 2003. By then, we felt, the U.S. economy could have regained its forward momentum, making it easier for the issuers to access capital. In the meantime, their high coupons would have made a major contribution to the portfolio's current yield. As it was, the portfolio's lower rated holdings did provide very strong yields but were offset by price deterioration.

HOW WAS THE PORTFOLIO POSITIONED AS THE FISCAL YEAR ENDED?

We believe that high yield default rates will continue to climb in 2001, then show signs of improvement in 2002 as the Fed's aggressive easing of monetary policy rekindles faster economic growth. For this reason, we are maintaining the portfolio's slight tilt toward economically sensitive issues. In particular, we favor wireless infrastructure companies that construct and operate the towers where cellular transmitters are located. This more mature sector of telecommunications has withstood the economic slowdown better than the wireline portion and may do better yet when the economy regains speed.



                          4 OPPENHEIMER HIGH YIELD FUND

        In the meantime, we will continue to seek out selective opportunities in the high yield market, which is just one of the reasons why Oppenheimer High Yield Fund remains an important part of The Right Way to Invest.

[CREDIT ALLOCATION PIE CHART]

CREDIT ALLOCATION(3)
Treasury/Agency                 2.3%
AAA/A                           1.4
BBB/B                          84.0
CCC/C                          10.1
Other Securities                2.2

CORPORATE BONDS & NOTES -- TOP TEN INDUSTRIES(4)
----------------------------------------------------------------------
Media/Entertainment: Wireless Communications                     12.6%
----------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video                        11.1
----------------------------------------------------------------------
Service                                                           7.2
----------------------------------------------------------------------
Media/Entertainment: Telecommunications                           7.1
----------------------------------------------------------------------
Gaming/Leisure                                                    6.0
----------------------------------------------------------------------
Energy                                                            5.0
----------------------------------------------------------------------
Transportation                                                    3.3
----------------------------------------------------------------------
Forest Products/Containers                                        3.3
----------------------------------------------------------------------
Chemicals                                                         3.2
----------------------------------------------------------------------
Housing                                                           3.2


3. Portfolio is subject to change. Percentages are as of June 30, 2001, and are based on total market value of investments.

4. Portfolio is subject to change. Percentages are as of June 30, 2001, and are based on net assets.




                          5 OPPENHEIMER HIGH YIELD FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED?

Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended June 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended June 30, 2001, the Fund achieved relatively high levels of current yield. The Fund's performance was strongly influenced by a slowing U.S. economy, which contributed to a rapid increase in default rates for high yield bonds. To compensate for this elevated level of risk, investors demanded higher yields, and prices declined substantially. The Fund's portfolio management team maintained a diversified approach while building an above-average weighting in economically sensitive bonds, including telecommunications and energy issues. Strong, fundamental improvements in the oil and gas industry fueled gains for the latter, helping to offset weakness in the telecommunications sector. At year-end, the Fund maintained a slight bias toward bonds that may outperform the general high yield market in the event the U.S. economy gains momentum.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET.

The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until June 30, 2001. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from the inception of the Class on May 3, 1993, in the case of Class C shares, from the inception of the Class on November 1, 1995, and in the case of Class Y shares, performance is measured from inception of the Class on October 15, 1997. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and




                          6 OPPENHEIMER HIGH YIELD FUND
the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

        The Fund's performance is compared to the performance of the Merrill Lynch High Yield Master Index and Lehman Brothers Corporate Bond Index. The Merrill Lynch High Yield Master Index is an index of below-investment-grade (ratings are generally comparable to below BBB of S&P) U.S. corporate issuers. It is widely recognized as a measure of the U.S. corporate high yield bond market. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly issued nonconvertible investment-grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed rate corporate bond market.

        Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.




                          7 OPPENHEIMER HIGH YIELD FUND

FUND PERFORMANCE

    CLASS A SHARES

    COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                          [CLASS A SHARES LINE GRAPH]

    OPPENHEIMER        MERRILL LYNCH    LEHMAN BROTHERS
    HIGH YEILD          HIGH YIELD      CORPORATE BOND
  FUND (CLASS A)        MASTER INDEX         INDEX
-----------------     ---------------   ---------------


        9,525              10,000              10,000
        9,996              10,588              10,587
       10,351              11,157              11,145
       11,129              11,999              11,064
       11,436              12,431              11,545
       11,755              12,998              12,129
       11,785              13,183              12,114
       12,579              14,002              12,725
       13,187              14,560              13,150
       13,458              14,931              13,606
       14,431              15,448              13,587
       14,251              15,162              13,108
       14,246              14,987              12,902
       14,366              15,191              12,996
       14,111              15,268              13,052
       14,553              16,189              13,825
       15,248              17,216              14,854
       15,697              17,719              15,205
       16,217              18,308              15,956
       16,794              18,575              15,544
       17,103              18,830              15,614
       17,850              19,564              15,926
       18,533              20,334              16,480
       18,497              20,547              16,314
       19,327              21,522              16,986
       20,312              22,364              17,651
       20,703              22,942              18,166
       21,600              23,581              18,444
       21,707              23,976              18,919
       20,135              23,118              19,605
       20,760              23,782              19,724
       21,537              24,039              19,584
       21,590              24,200              19,277
       21,321              23,898              19,332
       21,643              24,156              19,338
       21,372              23,720              19,614
       21,777              23,869              19,856
       21,897              24,192              20,465
       20,930              23,240              21,154
       21,756              24,684              22,058
       20,613              24,371              22,292



    CLASS B SHARES

    COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                          [CLASS B SHARES LINE GRAPH]

            OPPENHEIMER         MERRILL LYNCH     LEHMAN BROTHERS
            HIGH YIELD           HIGH YEILD          CORPORATE
           FUND (CLASS B)       MASTER INDEX         BOND INDEX
        -------------------    ---------------   -----------------

               10,000               10,000               10,000
               10,354               10,325               10,255
               10,544               10,587               10,611
               11,274               10,954               10,596
               11,094               10,752               10,223
               11,072               10,627               10,062
               11,142               10,772               10,135
               10,923               10,827               10,179
               11,245               11,480               10,782
               11,752               12,208               11,584
               12,069               12,565               11,857
               12,448               12,983               12,443
               12,870               13,172               12,122
               13,083               13,352               12,176
               13,623               13,873               12,420
               14,120               14,419               12,852
               14,068               14,570               12,723
               14,665               15,262               13,247
               15,379               15,859               13,765
               15,646               16,268               14,167
               16,287               16,722               14,384
               16,346               17,002               14,754
               15,123               16,393               15,289
               15,566               16,864               15,382
               16,111               17,047               15,272
               16,161               17,161               15,033
               15,959               16,946               15,076
               16,201               17,129               15,081
               15,998               16,820               15,296
               16,301               16,926               15,485
               16,391               17,155               15,960
               15,667               16,480               16,497
               16,286               17,504               17,202
               15,430               17,282               17,385




1.  See page 10 for further details.




                          8 OPPENHEIMER HIGH YIELD FUND

    CLASS C SHARES

    COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                          [CLASS C SHARES LINE GRAPH]

            OPPENHEIMER         MERRILL LYNCH     LEHMAN BROTHERS
            HIGH YIELD           HIGH YEILD          CORPORATE
           FUND (CLASS C)       MASTER INDEX         BOND INDEX
        -------------------    ---------------   -----------------

               10,000               10,000               10,000
               10,359               10,260               10,359
               10,711               10,409               10,092
               10,885               10,552               10,137
               11,331               10,964               10,340
               11,750               11,395               10,700
               11,705               11,514               10,592
               12,207               12,061               11,028
               12,789               12,533               11,460
               13,018               12,856               11,795
               13,557               13,214               11,975
               13,597               13,436               12,283
               12,585               12,955               12,729
               12,951               13,327               12,806
               13,411               13,471               12,715
               13,418               13,562               12,516
               13,225               13,392               12,551
               13,399               13,537               12,555
               13,205               13,293               12,735
               13,431               13,376               12,892
               13,479               13,557               13,287
               12,859               13,023               13,734
               13,342               13,833               14,321
               12,632               13,657               14,473




    CLASS Y SHARES

    COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                          [CLASS Y SHARES LINE GRAPH]

            OPPENHEIMER         MERRILL LYNCH     LEHMAN BROTHERS
            HIGH YIELD           HIGH YEILD          CORPORATE
           FUND (CLASS Y)       MASTER INDEX         BOND INDEX
        -------------------    ---------------   -----------------


               10,000               10,000               10,000
               10,253               10,258               10,292
               10,668               10,544               10,449
               10,737               10,721               10,718
                9,959               10,337               11,107
               10,276               10,634               11,174
               10,663               10,749               11,095
               10,697               10,821               10,921
               10,566               10,686               10,952
               10,728               10,801               10,956
               10,595               10,606               11,112
               10,808               10,673               11,249
               10,877               10,817               11,594
               10,376               10,392               11,984
               10,798               11,037               12,496
               10,236               10,897               12,629



THE PERFORMANCE INFORMATION FOR BOTH INDICES IN THE GRAPH BEGINS ON 6/30/91 FOR CLASS A, 4/30/93 FOR CLASS B, 10/31/95 FOR CLASS C AND 9/30/97 FOR CLASS Y.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.




                          9 OPPENHEIMER HIGH YIELD FUND

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN. FOR MONTHLY UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about Oppenheimer High Yield Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares were first publicly offered on 7/28/78. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 5/3/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. For that reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 10/15/97. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.




                         10 OPPENHEIMER HIGH YIELD FUND

                                                                      FINANCIALS



                         11 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS JUNE 30, 2001

                                                                                      PRINCIPAL         MARKET VALUE
                                                                                         AMOUNT           SEE NOTE 1
=====================================================================================================================
CORPORATE LOANS--0.3%
Telergy, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 11.02%,
12/22/01(1,2) (Cost $4,031,775)                                                   $   4,062,503        $   4,062,504
=====================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--3.9%
AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. H, 7%, 6/17/29(3)                                     840,000              667,505
---------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates,
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(2)                                            1,500,000            1,069,219
---------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series
1993-C1, Cl. E, 6.72%, 12/25/03(2,3)                                                  1,452,000            1,436,799
---------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
Security:
Series 192, Cl. IO, 14.433%, 2/1/28(4)                                               17,342,397            4,460,248
Series 194, Cl. IO, 6.151%, 4/1/28(4)                                                 8,199,000            2,189,389
Series 197, Cl. IO, 8.743%, 4/1/28(4)                                                15,878,852            4,274,885
Series 199, Cl. IO, 17.947%, 8/1/28(4)                                               11,493,644            3,078,142
Series 202, Cl. IO, 14.816%, 4/1/29(4)                                               51,147,253           13,953,610
Series 205, Cl. IO, 8.031%, 9/15/29(4)                                               21,346,672            5,309,985
---------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates,
Series 1997-CHL1, Cl. E, 8.11%, 2/25/11(2,3)                                          4,500,000            3,313,125
---------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Interest-Only Stripped Mtg
Pass-Through Certificates, Series 1997-C1, Cl. X, 7.58%, 7/15/27(4)                  67,986,226            4,780,282
---------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through Certificates,
Series 1997-C2, Cl. F, 6.75%, 4/16/29                                                 3,000,000            1,822,031
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs Asset Management, Sub. Collateralized Bond Obligations,
Series 1A, Cl. D, 12.54%, 6/13/11                                                     2,000,000            1,893,125
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
Series 1997-RR, Cl. D, 7.771%, 4/30/39(3)                                             5,000,269            4,033,496
Series 1997-RR, Cl. F, 7.771%, 4/30/39(3)                                             8,000,430            4,817,411
---------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1997-MC1, Cl. F, 7.452%, 5/20/07(3)                                            1,400,000            1,210,781
---------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates, Series
1995-C1, Cl. F, 6.90%, 2/25/27                                                          759,428              712,023
                                                                                                       -------------
Total Mortgage-Backed Obligations (Cost $61,527,310)                                                      59,022,056
=====================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--0.3%
Perusahaan Listr Nts., 17%, 8/21/01 [IDR]                                         1,000,000,000               83,406
---------------------------------------------------------------------------------------------------------------------
United Mexican States Bonds, Bonos de Desarrollo, 14.50%, 5/12/05(2) [MXN]           39,735,700            4,626,943
                                                                                                       -------------
Total Foreign Government Obligations (Cost $4,356,834)                                                     4,710,349



                         12 OPPENHEIMER HIGH YIELD FUND

                                                                                       PRINCIPAL       MARKET VALUE
                                                                                          AMOUNT         SEE NOTE 1
====================================================================================================================
LOAN PARTICIPATIONS--1.2%
Bank Rakyat Loan Participation Nts.:
Series 3 yr., 10.094%, 8/25/01(1,2)                                                  $ 2,500,000        $ 2,465,625
Series 4 yr., 10.344%, 8/25/02(1,2)                                                      500,000            467,500
--------------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 6.064%, 4/28/02 (representing a basket of reference loans and a total return swap between Chase Manhattan Bank and
the Trust)(1,2)                                                                       23,200,000         14,801,664
                                                                                                        -----------
Total Loan Participations (Cost $26,117,077)                                                             17,734,789
====================================================================================================================
CORPORATE BONDS AND NOTES--87.1%
--------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.2%
Alliant Techsystems, Inc., 8.50% Sr. Sub Nts., 5/15/11(3)                              2,400,000          2,436,000
--------------------------------------------------------------------------------------------------------------------
BE Aerospace, Inc.:
8.875% Sr. Sub. Nts., 5/1/11(3)                                                        3,000,000          2,985,000
9.50% Sr. Unsec. Sub. Nts., 11/1/08                                                    3,700,000          3,774,000
--------------------------------------------------------------------------------------------------------------------
Decrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts., Series B, 9/30/08           4,000,000          3,825,000
--------------------------------------------------------------------------------------------------------------------
Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                                  6,000,000          4,905,000
                                                                                                        -----------
                                                                                                         17,925,000
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--3.2%
Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09                                          4,200,000          4,200,000
--------------------------------------------------------------------------------------------------------------------
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07(1)                          2,000,000            780,000
--------------------------------------------------------------------------------------------------------------------
Georgia Gulf Corp., 10.375% Sr. Unsec. Sub. Nts., 11/1/07                              1,550,000          1,588,750
--------------------------------------------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc:
10.125% Sr. Unsec. Sub. Nts., 7/1/09                                                   2,500,000          2,475,000
10.125% Sr. Unsec. Sub. Nts., 7/1/09 [EUR]                                             2,700,000          2,274,391
Zero Coupon Sr. Unsec. Disc. Nts., 13.09%, 12/31/09(5)                                11,200,000          3,444,000
--------------------------------------------------------------------------------------------------------------------
ISP Chemco, Inc., 10.25% Sr. Sub. Nts., 7/1/11(3)                                      5,000,000          5,025,000
--------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.625% Sr. Sec. Nts., Series A, 5/1/07                                                 3,000,000          2,992,500
9.875% Sec. Nts., Series B, 5/1/07                                                     2,500,000          2,487,500
--------------------------------------------------------------------------------------------------------------------
MacDermid, Inc., 9.125% Sr. Sub. Nts., 7/15/11(3)                                      3,200,000          3,232,000
--------------------------------------------------------------------------------------------------------------------
Messer Griesheim Holding AG, 10.375% Sr. Nts., 6/1/11(1) [EUR]                         3,000,000          2,622,344
--------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03(6)                                 4,060,000          4,039,700
--------------------------------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07(7)                               1,000,000            490,000
--------------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07(7,8)                       3,000,000            960,000
--------------------------------------------------------------------------------------------------------------------
PMD Group, Inc., 11% Sr. Sub. Nts., 2/28/11(3)                                         3,500,000          3,570,000
--------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07                         3,800,000          1,425,000
--------------------------------------------------------------------------------------------------------------------
Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09                                    1,500,000          1,200,000
--------------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., Series A, 4/1/07(7)                                                800,000            196,000
11.75% Sr. Unsec. Sub. Nts., 8/15/06(6,7)                                              3,000,000            735,000
12.375% Sr. Sec. Nts., Series B, 7/15/06(7)                                            6,300,000          4,945,500
                                                                                                        -----------
                                                                                                         48,682,685



                         13 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS CONTINUED

                                                                                        PRINCIPAL       MARKET VALUE
                                                                                           AMOUNT         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES--1.9%
AKI Holdings Corp., 0%/13.50% Sr. Disc. Debs., 7/1/09(9)                              $ 2,520,000        $ 1,297,800
---------------------------------------------------------------------------------------------------------------------
AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                                               4,200,000          4,032,000
---------------------------------------------------------------------------------------------------------------------
Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08                 3,221,000          3,253,210
---------------------------------------------------------------------------------------------------------------------
Consoltex Group, Inc., 11% Sr. Sub. Nts., Series B, 10/1/03(1)                          3,780,000            945,000
---------------------------------------------------------------------------------------------------------------------
Galey & Lord, Inc., 9.125% Sr. Unsec. Sub. Nts., 3/1/08                                 4,400,000          2,002,000
---------------------------------------------------------------------------------------------------------------------
Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/08(1,7,8)            3,500,000                 --
---------------------------------------------------------------------------------------------------------------------
Holmes Products Corp., 9.875% Sr. Sub. Nts., Series C, 11/15/07                         1,000,000            365,000
---------------------------------------------------------------------------------------------------------------------
Levi Strauss & Co., 11.625% Sr. Unsec. Nts., 1/15/08                                    3,500,000          3,167,500
---------------------------------------------------------------------------------------------------------------------
Playtex Products, Inc., 9.375% Sr. Sub. Nts., 6/1/11(3)                                 2,500,000          2,556,250
---------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06                                    6,800,000          4,896,000
---------------------------------------------------------------------------------------------------------------------
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                                     6,000,000          6,000,000
---------------------------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08(1,7,8)                   1,200,000                120
                                                                                                         -----------
                                                                                                          28,514,880
---------------------------------------------------------------------------------------------------------------------
ENERGY--5.0%
AEI Resources, Inc., 11.50% Sr. Sub. Nts., 12/15/06(3,7,8)                              3,500,000          1,233,750
---------------------------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                                     4,000,000          3,280,000
---------------------------------------------------------------------------------------------------------------------
BRL Universal Equipment Corp., 8.875% Sr. Sec. Nts., 2/15/08                            2,500,000          2,562,500
---------------------------------------------------------------------------------------------------------------------
Clark Refining & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07                        4,900,000          3,748,500
---------------------------------------------------------------------------------------------------------------------
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                                      3,000,000          2,925,000
---------------------------------------------------------------------------------------------------------------------
El Paso Energy Partners LP, 8.50% Sr. Unsec. Sub. Nts., 6/1/11(3)                       1,500,000          1,507,500
---------------------------------------------------------------------------------------------------------------------
Empresa Electrica del Norte Grande SA, 10.50% Sr. Debs., 6/15/05(3)                     2,800,000            791,000
---------------------------------------------------------------------------------------------------------------------
Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                                           5,500,000          5,912,500
---------------------------------------------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08(1)                    4,015,000          2,830,575
---------------------------------------------------------------------------------------------------------------------
Leviathan Gas Pipeline Partners LP/Leviathan Finance Corp., 10.375% Sr. Unsec
Sub. Nts., Series B, 6/1/09                                                             3,750,000          4,012,500
---------------------------------------------------------------------------------------------------------------------
Nuevo Energy Co., 9.375% Sr. Unsec. Sub. Nts., Series B, 10/1/10                        3,500,000          3,535,000
---------------------------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                       7,250,000          6,579,375
---------------------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                        4,030,000          4,271,800
---------------------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07                              7,525,000          7,637,875
---------------------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                      13,500,000         12,453,750
---------------------------------------------------------------------------------------------------------------------
Statia Terminals International NV/Statia Terminals (Canada), Inc., 11.75%
First Mtg. Nts., Series B, 11/15/03(1)                                                    925,000            957,375
---------------------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                        3,010,000          3,085,250
---------------------------------------------------------------------------------------------------------------------
Universal Compression Holdings, Inc., 0%/9.875% Sr. Disc. Nts., 2/15/08(9)              8,000,000          7,320,000
                                                                                                         -----------
                                                                                                          74,644,250
---------------------------------------------------------------------------------------------------------------------
FINANCIAL--1.5%
AmeriCredit Corp., 9.875% Gtd. Sr. Nts., 4/15/06                                        1,300,000          1,313,000
---------------------------------------------------------------------------------------------------------------------
AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05(7)                            4,000,000          2,260,000
---------------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07(1)                                                  78,000             83,460
---------------------------------------------------------------------------------------------------------------------
Conseco, Inc., 10.75% Sr. Unsec. Nts., 6/15/08                                          4,800,000          4,728,000



                         14 OPPENHEIMER HIGH YIELD FUND

                                                                                           PRINCIPAL       MARKET VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
FINANCIAL Continued
LaBranche & Co., Inc., 12% Sr. Unsec. Sub. Nts., 3/2/07                                  $ 2,500,000        $ 2,800,000
------------------------------------------------------------------------------------------------------------------------
Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03 (Litigation Certificates)(1,7,8)          8,802,000                 --
------------------------------------------------------------------------------------------------------------------------
Parametric RE Ltd., 8.323% Nts., 11/19/07(2,3)                                             1,000,000          1,016,540
------------------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B, 4/1/08           10,000,000          9,762,500
                                                                                                            -----------
                                                                                                             21,963,500
------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--1.2%
Family Restaurants, Inc.:
9.75% Sr. Nts., 2/1/02(1,7)                                                                9,500,000            605,625
10.875% Sr. Sub. Disc. Nts., 2/1/04(1,7)                                                     450,000             19,687
------------------------------------------------------------------------------------------------------------------------
Fleming Cos., Inc.:
10.125% Sr. Nts., 4/1/08(3)                                                                4,000,000          4,120,000
10.625% Sr. Sub. Nts., Series B, 7/31/07                                                   5,000,000          5,150,000
------------------------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                         1,600,000          1,560,000
------------------------------------------------------------------------------------------------------------------------
Rite Aid Corp., 11.25% Sr. Nts., 7/1/08(3)                                                 5,500,000          5,575,625
------------------------------------------------------------------------------------------------------------------------
Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                                     1,065,000          1,110,125
                                                                                                            -----------
                                                                                                             18,141,062
------------------------------------------------------------------------------------------------------------------------
FOOD/TOBACCO--1.9%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                                  2,100,000          1,795,500
------------------------------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                                       10,015,000         10,202,781
------------------------------------------------------------------------------------------------------------------------
Del Monte Corp., 9.25% Sr. Sub. Nts., 5/15/11(3)                                           2,500,000          2,562,500
------------------------------------------------------------------------------------------------------------------------
Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Nts., 5/15/07                                    2,000,000          1,372,500
------------------------------------------------------------------------------------------------------------------------
Michael Foods, Inc., 11.75% Sr. Sub. Nts., 4/1/11(3)                                       1,600,000          1,648,000
------------------------------------------------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                                6,400,000          4,928,000
------------------------------------------------------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08                               2,240,000          2,195,200
------------------------------------------------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07(1)                  3,435,000          2,662,125
------------------------------------------------------------------------------------------------------------------------
United Biscuits Finance plc, 10.625% Sr. Sub. Nts., 4/15/11(3) [EUR]                       2,000,000          1,807,491
                                                                                                            -----------
                                                                                                             29,174,097
------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS--3.3%
Ainsworth Lumber, Inc., 12.50% Sr. Nts., 7/15/07(10)                                         900,000            832,500
------------------------------------------------------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05(1,7,8)                     2,500,000             50,000
------------------------------------------------------------------------------------------------------------------------
Ball Corp., 8.25% Sr. Unsec. Sub. Nts., 8/1/08                                             3,300,000          3,357,750
------------------------------------------------------------------------------------------------------------------------
Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04                                            11,000,000          6,820,000
------------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 9.75% Sr. Unsec. Nts., Series B, 6/15/07                          3,000,000          1,905,000
------------------------------------------------------------------------------------------------------------------------
Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts., 4/1/09                            2,000,000          2,132,500
------------------------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., 9% First Priority Sr. Sec. Nts., 6/1/04                         1,500,000          1,590,000
------------------------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                                            5,000,000          5,125,000
10.875% Sr. Sub. Nts., 4/1/08                                                              3,900,000          3,763,500
------------------------------------------------------------------------------------------------------------------------
SD Warren Co., 14% Unsec. Nts., 12/15/06(10)                                               9,895,722         10,712,119




                         15 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS CONTINUED



                                                                                         PRINCIPAL       MARKET VALUE
                                                                                            AMOUNT         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS Continued
Stone Container Corp.:
9.25% Sr. Nts., 2/1/08(3)                                                              $ 3,000,000        $ 3,063,750
9.75% Sr. Nts., 2/1/11(3)                                                                5,000,000          5,125,000
----------------------------------------------------------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                                       5,900,000          4,749,500
                                                                                                          -----------
                                                                                                           49,226,619
----------------------------------------------------------------------------------------------------------------------
GAMING/LEISURE--6.0%
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995(1,7,8)                 22,500                 --
----------------------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                          2,250,000          2,250,000
----------------------------------------------------------------------------------------------------------------------
Coast Hotel & Casinos, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/09                          2,250,000          2,311,875
----------------------------------------------------------------------------------------------------------------------
Felcor Lodging LP, 8.50% Sr. Nts., 6/1/11(3)                                             5,000,000          4,800,000
----------------------------------------------------------------------------------------------------------------------
Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09                           4,800,000          4,920,000
----------------------------------------------------------------------------------------------------------------------
Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07                                     4,500,000          4,770,000
----------------------------------------------------------------------------------------------------------------------
Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07                      3,600,000          3,330,000
----------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                      8,900,000          9,434,000
----------------------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                                 7,980,000          8,019,900
----------------------------------------------------------------------------------------------------------------------
Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06(1)                                          5,200,000          5,148,000
----------------------------------------------------------------------------------------------------------------------
Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts., Series B, 8/1/07                     5,000,000          5,262,500
----------------------------------------------------------------------------------------------------------------------
Meristar Hospitality Corp.:
8.75% Sr. Unsec. Sub. Nts., 8/15/07                                                      2,200,000          2,200,000
9.125% Sr. Nts., 1/15/08(3)                                                              2,000,000          2,025,000
9.125% Sr. Nts., 1/15/11(3)                                                              2,000,000          2,025,000
----------------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11                                    2,000,000          2,022,500
----------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 8.75% Sr. Unsec. Sub. Nts., 1/1/09                      4,000,000          4,130,000
----------------------------------------------------------------------------------------------------------------------
Penn National Gaming, Inc., 11.125% Sr. Sub. Nts., 3/1/08(3)                             6,500,000          6,792,500
----------------------------------------------------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(9)                                                         4,880,000          3,965,000
9.25% Sr. Nts., 4/1/06                                                                   1,850,000          1,850,000
9.75% Sr. Nts., 6/15/07                                                                  2,750,000          2,777,500
----------------------------------------------------------------------------------------------------------------------
Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06                                   3,640,000          3,640,000
----------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07                                      5,800,000          5,974,000
----------------------------------------------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas Sands, Inc., 12.25% Mtg. Nts., 11/15/04             2,800,000          3,010,000
                                                                                                          -----------
                                                                                                           90,657,775
----------------------------------------------------------------------------------------------------------------------
HEALTHCARE--2.2%
AdvancePCS, 8.50% Sr. Unsec. Nts., 4/1/08                                                2,000,000          2,050,000
----------------------------------------------------------------------------------------------------------------------
Beverly Enterprises, Inc., 9.625% Sr. Nts., 4/15/09(3)                                   3,200,000          3,296,000
----------------------------------------------------------------------------------------------------------------------
Charles River Laboratories International, Inc., 13.50% Sr. Sub. Nts., Series B,
10/1/09                                                                                  1,950,000          2,281,500
----------------------------------------------------------------------------------------------------------------------
DaVita, Inc., 9.25% Sr. Unsec. Sub. Nts., 4/15/11(3)                                     1,000,000          1,025,000
----------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08                             3,000,000          2,932,500
----------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc., 9.75% Sr. Nts., 11/15/08(3)                                   5,040,000          5,191,200
----------------------------------------------------------------------------------------------------------------------
King Pharmaceuticals, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/15/09(1)                      3,284,000          3,595,980




                         16 OPPENHEIMER HIGH YIELD FUND

                                                                                          PRINCIPAL       MARKET VALUE
                                                                                             AMOUNT         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------

HEALTHCARE Continued
Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08                               $ 7,225,000        $ 6,845,687
-----------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07                                     1,200,000          1,251,000
-----------------------------------------------------------------------------------------------------------------------
Triad Hospitals, Inc., 8.75% Sr. Nts., 5/1/09(3)                                          3,600,000          3,681,000
-----------------------------------------------------------------------------------------------------------------------
Unilab Finance Corp., 12.75% Sr. Sub. Nts., 10/1/09                                         500,000            583,125
                                                                                                           -----------
                                                                                                            32,732,992
-----------------------------------------------------------------------------------------------------------------------
HOUSING--3.2%
Blum CB Corp., 11.25% Sr. Unsec. Sub. Nts., 6/15/11(3)                                    5,000,000          4,937,500
-----------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc.:
8% Sr. Nts., 2/1/09                                                                       1,500,000          1,455,000
9.375% Sr. Unsec. Sub. Nts., 3/15/11                                                      3,000,000          3,015,000
9.75% Sr. Sub. Nts., 9/15/10                                                              3,300,000          3,382,500
-----------------------------------------------------------------------------------------------------------------------
Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10                                      6,500,000          6,890,000
-----------------------------------------------------------------------------------------------------------------------
Formica Corp., 10.875% Sr. Unsec. Sub. Nts., Series B, 3/1/09                             3,500,000          2,117,500
-----------------------------------------------------------------------------------------------------------------------
KB Home, 9.50% Sr. Unsec. Sub. Nts., 2/15/11                                              6,500,000          6,565,000
-----------------------------------------------------------------------------------------------------------------------
Meritage Corp., 9.75% Sr. Nts., 6/1/11(3)                                                 1,000,000          1,000,000
-----------------------------------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Unsec. Nts., Series B, 9/1/07                                                  5,000,000          4,925,000
9.25% Sr. Nts., Series B, 3/15/07                                                         5,500,000          5,445,000
9.875% Sr. Sub. Nts., 6/15/11(3)                                                          3,750,000          3,628,125
-----------------------------------------------------------------------------------------------------------------------
WCI Communities, Inc., 10.625% Sr. Sub. Nts., 2/15/11(3)                                  4,600,000          4,807,000
                                                                                                           -----------
                                                                                                            48,167,625
-----------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--2.7%
Amkor Technology, Inc.:
9.25% Sr. Nts., 2/15/08(3)                                                                3,300,000          3,118,500
9.25% Sr. Unsec. Nts., 5/1/06                                                             4,500,000          4,365,000
10.50% Sr. Unsec. Sub. Nts., 5/1/09                                                       1,750,000          1,675,625
-----------------------------------------------------------------------------------------------------------------------
Cherokee International LLC, 10.50% Sr. Unsec. Sub. Nts., Series B, 5/1/09                 6,000,000          4,560,000
-----------------------------------------------------------------------------------------------------------------------
Chippac International Ltd., 12.75% Sr. Unsec. Sub. Nts., Series B, 8/1/09                 3,000,000          2,932,500
-----------------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05(1)             350,000            180,250
-----------------------------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp.:
10.375% Sr. Unsec. Nts., 10/1/07                                                          7,800,000          7,605,000
10.50% Sr. Unsec. Sub. Nts., 2/1/09                                                       2,200,000          2,156,000
-----------------------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08                    7,860,000          7,781,400
-----------------------------------------------------------------------------------------------------------------------
Flextronics International Ltd., 9.875% Sr. Unsec. Sub. Nts., 7/1/10                       3,300,000          3,300,000
-----------------------------------------------------------------------------------------------------------------------
Seagate Technology International, Inc., 12.50% Sr. Unsec. Sub. Nts., 11/15/07(3)          3,300,000          3,283,500
                                                                                                           -----------
                                                                                                            40,957,775




                         17 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS CONTINUED


                                                                                      PRINCIPAL       MARKET VALUE
                                                                                         AMOUNT         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.2%
Actuant Corp., 13% Sr. Sub. Nts., 5/1/09                                            $ 2,200,000        $ 2,233,000
-------------------------------------------------------------------------------------------------------------------
Agco Corp., 9.50% Sr. Unsec. Nts., 5/1/08(3)                                          6,000,000          5,820,000
-------------------------------------------------------------------------------------------------------------------
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                                               2,500,000          1,456,250
-------------------------------------------------------------------------------------------------------------------
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07(1)                                 2,150,000            118,250
-------------------------------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08                    2,800,000          1,897,000
-------------------------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp., 11.25% Sr. Sub. Nts., 8/15/08(1)                     4,500,000          4,567,500
-------------------------------------------------------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08(1,7)                                 6,000,000            150,000
-------------------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07(1)                 3,500,000          2,747,500
-------------------------------------------------------------------------------------------------------------------
Insilco Corp., 12% Sr. Sub. Nts., 8/15/07                                             7,500,000          3,562,500
-------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05                6,055,000          6,138,256
-------------------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Unsec. Nts., Series D, 8/1/07(1)                 3,150,000          2,756,250
-------------------------------------------------------------------------------------------------------------------
Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08(1)                         1,960,000            695,800
-------------------------------------------------------------------------------------------------------------------
Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07(1)                           3,900,000          3,198,000
-------------------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07          5,480,000          5,014,200
-------------------------------------------------------------------------------------------------------------------
Terex Corp.:
8.875% Sr. Unsec. Sub. Nts., 4/1/08                                                     700,000            675,500
8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                                         2,000,000          1,930,000
10.375% Sr. Sub. Nts., 4/1/11(3)                                                      2,000,000          2,070,000
-------------------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03                                    2,800,000          2,674,000
                                                                                                       -----------
                                                                                                        47,704,006
-------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: BROADCASTING--2.1%
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08                 1,625,000          1,625,000
-------------------------------------------------------------------------------------------------------------------
AMFM Operating, Inc., 12.625% Sr. Sub. Debs., Series E, 10/31/06(1,10)                  842,200            928,525
-------------------------------------------------------------------------------------------------------------------
Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                 1,400,000          1,477,000
-------------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08                             2,400,000          2,400,000
-------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09            2,000,000          1,890,000
-------------------------------------------------------------------------------------------------------------------
Emmis Escrow Corp., 0%/12.50% Sr. Disc. Nts., 3/15/11(3,9)                           13,000,000          7,410,000
-------------------------------------------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Sub Nts., 7/1/11(3)                                       2,500,000          2,512,500
-------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 9% Sr. Unsec. Sub. Nts., 7/15/07                      4,500,000          4,365,000
-------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., 9.625% Sr. Sub. Nts., 11/1/09                      6,500,000          6,077,500
-------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                               2,200,000          2,062,500
                                                                                                       -----------
                                                                                                        30,748,025
-------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: CABLE/WIRELESS VIDEO--11.1%
Adelphia Communications Corp.:
8.125% Sr. Nts., Series B, 7/15/03                                                    2,000,000          1,980,000
8.375% Sr. Nts., Series B, 2/1/08                                                     2,700,000          2,484,000
9.875% Sr. Nts., Series B, 3/1/07                                                     3,545,000          3,527,275
10.25% Sr. Unsec. Sub. Nts., 6/15/11(6)                                               7,000,000          6,930,000
10.875% Sr. Unsec. Nts., 10/1/10                                                      4,000,000          4,070,000
-------------------------------------------------------------------------------------------------------------------
Callahan Nordrhein Westfalen, 14.125% Sr. Nts., 7/15/11(3) [EUR]                      4,000,000          2,819,178




                         18 OPPENHEIMER HIGH YIELD FUND

                                                                                   PRINCIPAL        MARKET VALUE
                                                                                      AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: CABLE/WIRELESS VIDEO Continued
Charter Communications Holdings LLC/
Charter Communications Holdings Capital Corp.:
0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(9)                                       $ 21,000,000        $ 14,437,500
0%/11.75% Sr. Disc. Nts., 5/15/11(3,9)                                             8,500,000           4,972,500
8.25% Sr. Unsec. Nts., 4/1/07                                                      1,000,000             952,500
10.75% Sr. Unsec. Nts., 10/1/09                                                   12,000,000          12,690,000
11.125% Sr. Unsec. Nts., 1/15/11                                                   4,000,000           4,240,000
-----------------------------------------------------------------------------------------------------------------
Classic Cable, Inc., 10.50% Sr. Sub. Nts., 3/1/10                                  2,500,000             737,500
-----------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 11.20% Sr. Unsec. Disc. Debs., 11/15/07             5,570,000           3,815,450
-----------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc:
0%/10.75% Sr. Disc. Nts., 2/15/07(9)                                                 700,000             360,500
11.75% Sr. Disc. Nts., 12/15/05                                                   16,675,000          11,422,375
-----------------------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                      1,400,000             889,000
-----------------------------------------------------------------------------------------------------------------
Diva Systems Corp., 0%/12.625% Sr. Disc. Nts., Series B, 3/1/08(9)                 2,500,000             362,500
-----------------------------------------------------------------------------------------------------------------
EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts., 10/1/07(6)                     17,300,000          17,386,500
-----------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                10,000,000           9,850,000
-----------------------------------------------------------------------------------------------------------------
EchoStar II Sinking Fund, 8.25% Bonds, 11/9/01(1)                                    378,705             378,705
-----------------------------------------------------------------------------------------------------------------
Insight Communications Co., Inc., 0%/12.25% Sr. Disc. Nts., 2/15/11(3,9)           4,000,000           2,280,000
-----------------------------------------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09                  2,000,000           2,080,000
-----------------------------------------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Nts., 1/15/13(3)                    4,600,000           4,439,000
-----------------------------------------------------------------------------------------------------------------
NTL Communications Corp.:
0%/9.75% Sr. Unsec. Nts., Series B, 4/15/09(9) [GBP]                              19,350,000           9,252,706
0%/11.50% Sr. Nts., 11/15/09(9)EUR]                                                2,750,000             797,391
0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(9)                                   5,400,000           2,403,000
9.875% Sr. Unsec. Nts., Series B, 11/15/09 [EUR]                                   4,000,000           2,091,102
11.50% Sr. Unsec. Nts., Series B, 10/1/08                                          6,000,000           3,990,000
-----------------------------------------------------------------------------------------------------------------
NTL, Inc.:
0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(9)                             2,500,000           1,093,750
0%/10.75% Sr. Unsec. Unsub. Nts., Series B, 4/1/08(9) [GBP]                        2,955,000           1,787,042
10% Sr. Nts., Series B, 2/15/07                                                    2,800,000           1,834,000
-----------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07 [CAD]                         3,030,000           1,949,155
-----------------------------------------------------------------------------------------------------------------
Telewest Communications plc:
0%/9.25% Sr. Disc. Nts., 4/15/09(9)                                                7,500,000           3,693,750
0%/9.875% Sr. Disc. Nts., 4/15/09(9) [GBP]                                         8,500,000           5,738,112
11% Sr. Disc. Debs., 10/1/07                                                       9,060,000           7,678,350
11.25% Sr. Nts., 11/1/08                                                           6,065,000           5,428,175
-----------------------------------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts., Series B,
2/15/08(9)                                                                         6,110,000           2,077,400
-----------------------------------------------------------------------------------------------------------------
United Pan-Europe Communications NV:
0%/13.375% Sr. Unsec. Disc. Nts., Series B, 11/1/09(9)                             2,000,000             330,000
0%/13.75% Sr. Unsec. Disc. Nts., Series B, 2/1/10(9)                               6,000,000             930,000
10.875% Sr. Nts., 8/1/09 [EUR]                                                       250,000              74,078
10.875% Sr. Unsec. Nts., Series B, 8/1/09                                          5,000,000           1,787,500
11.25% Sr. Nts., Series B, 11/1/09 [EUR]                                           1,500,000             441,290
                                                                                                    ------------
                                                                                                     166,481,284




                         19 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS CONTINUED


                                                                                         PRINCIPAL       MARKET VALUE
                                                                                            AMOUNT         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: DIVERSIFIED MEDIA--2.2%
Ackerley Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 1/15/09                       $ 2,700,000        $ 2,376,000
----------------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11(11)                         10,000,000          9,050,000
----------------------------------------------------------------------------------------------------------------------
IPC Magazines Group plc:
0%/10.75% Bonds, 3/15/08(9) [GBP]                                                        2,000,000          2,067,408
9.625% Bonds, 3/15/08 [GBP]                                                              1,500,000          1,919,736
----------------------------------------------------------------------------------------------------------------------
Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                                  3,000,000          3,165,000
----------------------------------------------------------------------------------------------------------------------
Mail-Well I Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08                        4,000,000          3,460,000
----------------------------------------------------------------------------------------------------------------------
Penton Media, Inc., 10.375% Sr. Sub. Nts., 6/15/11(3)                                    5,000,000          4,950,000
----------------------------------------------------------------------------------------------------------------------
WRC Media, Inc./Weekly Reader Corp./Compass Learning Corp., 12.75% Sr. Sub.
Nts., 11/15/09                                                                           5,500,000          4,984,375
----------------------------------------------------------------------------------------------------------------------
Ziff Davis Media, Inc., 12% Sr. Sub. Nts., 7/15/10                                       1,400,000            777,000
                                                                                                          -----------
                                                                                                           32,749,519
----------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS--7.1%
360networks, Inc.:
13% Sr. Unsec. Nts., 5/1/08(7) [EUR]                                                     1,000,000             14,816
13% Sr. Unsec. Nts., 5/1/08(7)                                                           3,500,000             70,000
----------------------------------------------------------------------------------------------------------------------
Adelphia Business Solutions, Inc., 12% Sr. Sub. Nts., 11/1/07                            2,000,000            930,000
----------------------------------------------------------------------------------------------------------------------
Allegiance Telecom, Inc., 0%/11.75% Sr. Unsec. Disc. Nts., Series B, 2/15/08(9)         10,000,000          5,750,000
----------------------------------------------------------------------------------------------------------------------
COLO.com, Inc., 13.875% Sr. Nts., 3/15/10(3,7,8)                                         2,000,000            295,000
----------------------------------------------------------------------------------------------------------------------
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts., 12/15/06(9)                                                6,600,000          5,973,000
10.125% Sr. Nts., 11/30/07 [GBP]                                                         2,500,000          3,305,040
----------------------------------------------------------------------------------------------------------------------
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                               3,065,000            950,150
----------------------------------------------------------------------------------------------------------------------
Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts., 3/15/08(9)                   6,400,000            544,000
----------------------------------------------------------------------------------------------------------------------
Equinix, Inc., 13% Sr. Unsec. Nts., 12/1/07(1)                                           5,250,000          3,281,250
----------------------------------------------------------------------------------------------------------------------
ESAT Telecom Group plc, 11.875% Sr. Unsec. Unsub. Nts., 11/1/09 [EUR]                    1,000,000          1,032,852
----------------------------------------------------------------------------------------------------------------------
Exodus Communications, Inc.:
10.75% Sr. Nts., 12/15/09 [EUR]                                                          5,000,000          1,238,153
10.75% Sr. Unsec. Sub. Nts., 12/15/09                                                      500,000            172,500
11.25% Sr. Nts., 7/1/08                                                                  6,000,000          2,100,000
11.625% Sr. Nts., 7/15/10                                                                1,200,000            420,000
----------------------------------------------------------------------------------------------------------------------
FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(1,9)                     5,000,000            200,000
----------------------------------------------------------------------------------------------------------------------
FLAG Telecom Holdings Ltd.:
11.625% Sr. Nts., 3/30/10 [EUR]                                                          1,000,000            554,523
11.625% Sr. Unsec. Nts., 3/30/10                                                         1,000,000            635,000
----------------------------------------------------------------------------------------------------------------------
Focal Communications Corp.:
0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(9)                                             4,000,000            860,000
11.875% Sr. Unsec. Nts., Series B, 1/15/10                                                 500,000            163,125
----------------------------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd.:
8.70% Sr. Nts., 8/1/07(3)                                                                6,500,000          4,972,500
9.625% Sr. Unsec. Nts., 5/15/08                                                          2,150,000          1,709,250
----------------------------------------------------------------------------------------------------------------------
Global TeleSystems, Inc., 10.50% Sr. Unsec. Bonds, 12/1/06(7) [EUR]                      3,500,000            451,873
----------------------------------------------------------------------------------------------------------------------
Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10                                             5,500,000          1,622,500




                         20 OPPENHEIMER HIGH YIELD FUND

                                                                                          PRINCIPAL       MARKET VALUE
                                                                                             AMOUNT         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS Continued
ICG Services, Inc., 0%/10% Sr. Exchangeable Unsec. Disc. Nts., 2/15/08(1,7,8,9)         $ 1,485,000        $   200,475
-----------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
0%/11.25% Sr. Disc. Nts., Series B, 7/15/07(9)                                            4,500,000          3,982,500
0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(9)                                             7,000,000          5,145,000
8.875% Sr. Nts., 11/1/07                                                                  3,500,000          3,447,500
-----------------------------------------------------------------------------------------------------------------------
Jazztel plc, 13.25% Sr. Unsec. Nts., 12/15/09 [EUR]                                       6,700,000          2,127,083
-----------------------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(9)                  12,500,000          1,125,000
-----------------------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc.:
0%/10.50% Sr. Disc. Nts., 12/1/08(9)                                                      9,000,000          2,340,000
9.125% Sr. Unsec. Nts., 5/1/08                                                              750,000            315,000
11% Sr. Unsec. Nts., 3/15/08                                                              3,250,000          1,446,250
11.25% Sr. Nts., 3/15/10 [EUR]                                                            6,000,000          2,171,529
11.25% Sr. Unsec. Nts., 3/15/10                                                             950,000            408,500
-----------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc.:
8.125% Sr. Unsec. Nts., 2/15/09                                                           4,400,000          2,343,000
11.375% Sr. Nts., 1/1/09                                                                  4,200,000          2,667,000
-----------------------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc.:
10% Sr. Nts., 12/15/09                                                                    5,000,000          1,925,000
10% Sr. Nts., 12/15/09 [EUR]                                                              2,500,000            952,425
10% Sr. Unsec. Nts., Series B, 11/15/08                                                   7,000,000          2,695,000
-----------------------------------------------------------------------------------------------------------------------
Metromedia International Group, Inc., 10.50% Sr. Unsec. Disc. Nts., 9/30/07(1,2)            863,164            435,898
-----------------------------------------------------------------------------------------------------------------------
MGC Communications, Inc./Mpower Holding Corp., 13% Sr. Unsec. Nts., 4/1/10                5,000,000          1,325,000
-----------------------------------------------------------------------------------------------------------------------
Netia Holdings BV, 0%/11% Sr. Disc. Nts., 11/1/07(9) [DEM]                                1,500,000            275,948
-----------------------------------------------------------------------------------------------------------------------
Netia Holdings II BV, 13.125% Sr. Nts., Series B, 6/15/09                                 5,525,000          2,403,375
-----------------------------------------------------------------------------------------------------------------------
NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10(7)                           4,000,000            200,000
-----------------------------------------------------------------------------------------------------------------------
Ntelos, Inc., 13% Sr. Nts., 8/15/10(1)                                                    5,000,000          3,525,000
-----------------------------------------------------------------------------------------------------------------------
OpTel, Inc., 13% Sr. Nts., Series B, 2/15/05(1,7,8)                                       3,000,000          1,215,000
-----------------------------------------------------------------------------------------------------------------------
Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05(1,7)                                   4,000,000            550,000
-----------------------------------------------------------------------------------------------------------------------
PSINet, Inc.:
10.50% Sr. Unsec. Nts., 12/1/06(7) [EUR]                                                  1,000,000             38,097
11% Sr. Nts., 8/1/09(7)                                                                   2,350,000            152,750
-----------------------------------------------------------------------------------------------------------------------
RCN Corp.:
0%/9.80% Sr. Disc. Nts., Series B, 2/15/08(9)                                             3,000,000            855,000
10.125% Sr. Unsec. Nts., 1/15/10                                                          1,600,000            664,000
-----------------------------------------------------------------------------------------------------------------------
Rhythms NetConnections, Inc., 14% Sr. Unsec. Nts., Series B, 2/15/10                      2,500,000             87,500
-----------------------------------------------------------------------------------------------------------------------
RSL Communications plc:
10.50% Sr. Unsec. Nts., 11/5/08(7,8)                                                      2,350,000             76,375
12.875% Sr. Unsec. Nts., 3/1/10(7,8)                                                      1,000,000             32,500
-----------------------------------------------------------------------------------------------------------------------
Tele1 Europe BV:
11.875% Sr. Nts., 12/1/09 [EUR]                                                           3,500,000          1,718,598
13% Sr. Unsec. Nts., 5/15/09 [EUR]                                                        3,000,000          1,498,482
-----------------------------------------------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07(7)                                               2,300,000             17,250
-----------------------------------------------------------------------------------------------------------------------
Time Warner Telecom LLC/Time Warner Telecom, Inc., 9.75% Sr. Nts., 7/15/08                5,700,000          5,144,250
-----------------------------------------------------------------------------------------------------------------------
Time Warner Telecom, Inc., 10.125% Sr. Unsec. Sub. Nts., 2/1/11                           3,000,000          2,715,000




                         21 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS CONTINUED


                                                                                   PRINCIPAL        MARKET VALUE
                                                                                      AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS Continued
Versatel Telecom International NV:
11.25% Sr. Nts., 3/30/10 [EUR]                                                       350,000        $    110,375
11.875% Sr. Nts., 7/15/09                                                          4,000,000           1,460,000
-----------------------------------------------------------------------------------------------------------------
Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08(7)                                     2,925,000              87,750
-----------------------------------------------------------------------------------------------------------------
WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(1,9)             12,000,000             660,000
-----------------------------------------------------------------------------------------------------------------
Williams Communications Group, Inc.:
10.875% Sr. Unsec. Nts., 10/1/09                                                   6,400,000           2,624,000
11.875% Sr. Unsec. Nts., 8/1/10                                                    7,200,000           3,024,000
-----------------------------------------------------------------------------------------------------------------
XO Communications, Inc.:
9.625% Sr. Nts., 10/1/07                                                           6,600,000           1,947,000
10.75% Sr. Unsec. Nts., 11/15/08                                                   6,700,000           2,177,500
10.75% Sr. Unsec. Nts., 6/1/09                                                     1,400,000             455,000
                                                                                                    ------------
                                                                                                     106,012,442
-----------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS--12.6%
AirGate PCS, Inc., 0%/13.50% Sr. Sub. Disc. Nts., 10/1/09(9)                       1,800,000           1,053,000
-----------------------------------------------------------------------------------------------------------------
Alamosa Delaware, Inc., 12.50% Sr. Nts., 2/1/11(3)                                 5,800,000           5,249,000
-----------------------------------------------------------------------------------------------------------------
American Cellular Corp., 9.50% Sr. Unsec. Sub. Nts., 10/15/09(3)                   6,000,000           5,670,000
-----------------------------------------------------------------------------------------------------------------
American Tower Corp., 9.375% Sr. Nts., 2/1/09(3)                                  13,000,000          12,187,500
-----------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14% Sr. Unsec. Disc. Nts., 10/1/07(1,7,9)           9,220,000              11,525
-----------------------------------------------------------------------------------------------------------------
Centennial Cellular Corp., 10.75% Sr. Sub. Nts., 12/15/08                          4,000,000           3,720,000
-----------------------------------------------------------------------------------------------------------------
Crown Castle International Corp.:
0%/10.375% Sr. Disc. Nts., 5/15/11(9)                                              5,900,000           3,702,250
0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(9)                                      8,790,000           6,900,150
9.375% Sr. Nts., 8/1/11(3)                                                         5,500,000           4,991,250
10.75% Sr. Nts., 8/1/11                                                            1,650,000           1,604,625
-----------------------------------------------------------------------------------------------------------------
CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts., 4/15/08(9)                    4,650,000           1,825,125
-----------------------------------------------------------------------------------------------------------------
Horizon PCS, Inc., 0%/14% Sr. Unsec. Sub. Nts., 10/1/10(9)                         6,300,000           2,488,500
-----------------------------------------------------------------------------------------------------------------
IPCS, Inc., 0%/14% Sr. Unsec. Disc. Nts., 7/15/10(9)                               3,750,000           1,537,500
-----------------------------------------------------------------------------------------------------------------
Leap Wireless International, Inc., 12.50% Sr. Nts., 4/15/10                        3,500,000           2,327,500
-----------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                         3,000,000           2,265,000
-----------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(9) [CAD]                             6,405,000           2,331,815
0%/12% Sr. Unsec. Disc. Nts., 6/1/09(9)                                            7,000,000           3,010,000
0%/14% Sr. Disc. Nts., Series B, 6/1/06(9)                                         3,900,000           2,905,500
-----------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 13.50% Sr. Disc. Nts., 6/1/06                  1,760,000           1,522,400
-----------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/9.75% Sr. Disc. Nts., 10/31/07(9)                                               1,500,000           1,003,125
0%/9.95% Sr. Disc. Nts., 2/15/08(9)                                                5,000,000           3,137,500
0%/10.65% Sr. Disc. Nts., 9/15/07(9)                                               6,000,000           4,252,500
9.375% Sr. Unsec. Nts., 11/15/09                                                     500,000             397,500
-----------------------------------------------------------------------------------------------------------------
Nextel Partners, Inc., 11% Sr. Unsec. Nts., 3/15/10                                1,000,000             790,000
-----------------------------------------------------------------------------------------------------------------
Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(1)                                       8,865,000          10,239,075
-----------------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04(1,7,8)              3,775,000              56,625
-----------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(9)                  5,310,000           1,938,150




                         22 OPPENHEIMER HIGH YIELD FUND

                                                                                        PRINCIPAL        MARKET VALUE
                                                                                           AMOUNT          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS Continued
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(9)                    $  6,000,000        $  3,120,000
----------------------------------------------------------------------------------------------------------------------
Polska Telefoniz Cyfrowa International Financial II SA, 11.25% Sr. Sub.
Nts., 12/1/09 [EUR]                                                                     2,750,000           2,397,995
----------------------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc.:
9.125% Sr. Sec. Nts., Series B, 12/15/06                                                1,500,000           1,560,000
11.75% Sr. Sub. Nts., 7/15/07                                                           4,225,000           4,541,875
----------------------------------------------------------------------------------------------------------------------
Rogers Cantel, Inc., 8.80% Sr. Sub. Nts., 10/1/07                                       5,000,000           4,700,000
----------------------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                           5,800,000           5,655,000
----------------------------------------------------------------------------------------------------------------------
SBA Communications Corp.:
0%/12% Sr. Unsec. Disc. Nts., 3/1/08(9)                                                16,720,000          13,459,600
10.25% Sr. Unsec. Nts., 2/1/09                                                         12,000,000          11,040,000
----------------------------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc.:
0%/11.25% Sr. Unsec. Disc. Nts., 4/15/09(9)                                             3,500,000           1,627,500
0%/12% Sr. Disc. Nts., 7/15/08(9)                                                       7,550,000           4,095,875
0%/12.875% Sr. Unsec. Disc. Nts., Series B, 3/15/10(9)                                  2,000,000             850,000
----------------------------------------------------------------------------------------------------------------------
TeleCorp PCS, Inc.:
0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(9)                                       2,000,000           1,260,000
10.625% Sr. Unsec. Sub. Nts., 7/15/10                                                   6,400,000           6,048,000
----------------------------------------------------------------------------------------------------------------------
Tritel PCS, Inc.:
0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(9)                                        3,400,000           2,176,000
10.375% Sr. Sub. Nts., 1/15/11                                                          6,000,000           5,520,000
----------------------------------------------------------------------------------------------------------------------
Triton PCS, Inc.:
0%/11% Sr. Unsec. Sub. Disc. Nts., 5/1/08(9)                                            2,500,000           2,028,125
9.375% Sr. Unsec. Sub. Nts., 2/1/11                                                     4,000,000           3,900,000
----------------------------------------------------------------------------------------------------------------------
US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub. Disc. Nts., Series B, 11/1/09(9)           6,550,000           3,250,438
----------------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                          22,099,000          25,303,355
                                                                                                         ------------
                                                                                                          189,650,878
----------------------------------------------------------------------------------------------------------------------
METALS/MINERALS--2.5%
AK Steel Corp.:
7.875% Sr. Unsec. Nts., 2/15/09                                                         3,000,000           2,940,000
9.125% Sr. Nts., 12/15/06                                                                 500,000             515,000
----------------------------------------------------------------------------------------------------------------------
Better Minerals & Aggregates Co., 13% Sr. Unsec. Sub. Nts., 9/15/09                     1,250,000           1,056,250
----------------------------------------------------------------------------------------------------------------------
California Steel Industries Corp., 8.50% Sr. Unsec. Nts., Series B, 4/1/09              2,300,000           2,035,500
----------------------------------------------------------------------------------------------------------------------
Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07(7)                             5,025,000             527,625
----------------------------------------------------------------------------------------------------------------------
Century Aluminum Co., 11.75% Sr. Sec. Nts., 4/15/08(3)                                  5,000,000           5,225,000
----------------------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                       4,540,000           2,701,300
----------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp.:
10.875% Sr. Nts., Series B, 10/15/06                                                      500,000             480,000
12.75% Sr. Sub. Nts., 2/1/03                                                            8,000,000           7,160,000
----------------------------------------------------------------------------------------------------------------------
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(9)                          6,000,000           2,790,000
----------------------------------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07(1)                                               6,320,000           5,782,800
----------------------------------------------------------------------------------------------------------------------
National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                        12,500,000           4,437,500
----------------------------------------------------------------------------------------------------------------------
WHX Corp., 10.50% Sr. Unsec. Nts., 4/15/05                                              5,000,000           2,225,000
                                                                                                         ------------
                                                                                                           37,875,975




                         23 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS CONTINUED

                                                                                        PRINCIPAL        MARKET VALUE
                                                                                           AMOUNT          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
RETAIL--1.2%
Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(9)                            $ 10,000,000        $  6,675,000
----------------------------------------------------------------------------------------------------------------------
Elizabeth Arden, Inc., 11.75% Sr. Sec. Nts., Series B, 2/1/11                           2,000,000           2,135,000
----------------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08                  1,000,000             405,000
----------------------------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                                              6,585,000           6,091,125
----------------------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                                      2,100,000           1,963,500
----------------------------------------------------------------------------------------------------------------------
Just For Feet, Inc., 11% Sr. Sub. Nts., 5/1/09(1,7,8)                                     700,000                  --
                                                                                                         ------------
                                                                                                           17,269,625
----------------------------------------------------------------------------------------------------------------------
SERVICE--7.2%
Allied Waste North America, Inc.:
8.875% Sr. Sec. Nts., 4/1/08(3)                                                         8,700,000           8,971,875
10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                                             12,500,000          12,906,250
----------------------------------------------------------------------------------------------------------------------
American Plumbing & Mechanical, Inc., 11.625% Sr. Sub. Nts., Series B,
10/15/08                                                                                6,000,000           5,970,000
----------------------------------------------------------------------------------------------------------------------
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(9)                                 1,400,000             106,750
----------------------------------------------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08(1)                                     3,080,000           1,863,400
----------------------------------------------------------------------------------------------------------------------
Applied Extrusion Technologies, Inc., 10.75% Sr. Nts., 7/1/11(3)                        3,500,000           3,552,500
----------------------------------------------------------------------------------------------------------------------
Brand Scaffold Service, Inc., 10.25% Sr. Unsec. Nts., 2/15/08                           4,000,000           3,735,000
----------------------------------------------------------------------------------------------------------------------
Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06                                      8,500,000           3,442,500
----------------------------------------------------------------------------------------------------------------------
Coinstar, Inc., 13% Sr. Disc. Nts., 10/1/06(1)                                          2,000,000           1,990,000
----------------------------------------------------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07                               2,400,000           1,932,000
----------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                              2,805,000           2,657,738
----------------------------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08                   4,050,000           4,131,000
----------------------------------------------------------------------------------------------------------------------
Integrated Electrical Services, Inc., 9.375% Sr. Sub. Nts., Series B, 2/1/09            3,000,000           2,955,000
----------------------------------------------------------------------------------------------------------------------
IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B, 4/1/09                           4,000,000           3,780,000
----------------------------------------------------------------------------------------------------------------------
Key3Media Group, Inc., 11.25% Sr. Sub. Nts., 6/15/11                                    3,000,000           2,955,000
----------------------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                         9,000,000           8,955,000
----------------------------------------------------------------------------------------------------------------------
Norse CBO Ltd., 9.342% Sub. Bonds, Series 1A, Cl. C2, 8/13/10(1)                       11,000,000           7,803,125
----------------------------------------------------------------------------------------------------------------------
Protection One, Inc./Protection One Alarm Monitoring, Inc., 7.375% Sr. Unsec
Nts., 8/15/05                                                                           1,900,000           1,453,500
----------------------------------------------------------------------------------------------------------------------
Stericycle, Inc., 12.375% Sr. Unsec. Sub. Nts., Series B, 11/15/09                      4,000,000           4,345,000
----------------------------------------------------------------------------------------------------------------------
Stewart Enterprises, Inc., 10.75% Sr. Sub. Nts., 7/1/08(3)                              5,650,000           5,847,750
----------------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust I, Asset-Backed Securities, Series 1993-A, 10.50%,
12/1/11(1)                                                                              3,269,402           2,067,897
----------------------------------------------------------------------------------------------------------------------
United Rentals, Inc.:
9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09                                           5,500,000           5,170,000
10.75% Sr. Unsec. Nts., 4/15/08(3)                                                      7,500,000           7,800,000
----------------------------------------------------------------------------------------------------------------------
URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09                                       3,000,000           3,082,500
                                                                                                         ------------
                                                                                                          107,473,785




                         24 OPPENHEIMER HIGH YIELD FUND

                                                                                               PRINCIPAL        MARKET VALUE
                                                                                                  AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--3.3%
Amtran, Inc.:
9.625% Nts., 12/15/05                                                                       $  2,300,000       $   1,966,500
10.50% Sr. Nts., 8/1/04                                                                        7,600,000           6,726,000
-----------------------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
9.375% Sr. Unsec. Nts., 11/15/06                                                               3,650,000           2,646,250
10.75% Sr. Nts., 8/1/05                                                                          115,000              90,275
-----------------------------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub. Nts., 4/15/06                            2,000,000           1,900,000
-----------------------------------------------------------------------------------------------------------------------------
Dura Operating Corp.:
9% Sr. Sub. Nts., 5/1/09(3)                                                                    4,000,000           3,780,000
9% Sr. Sub. Nts., Series B, 5/1/09                                                             4,200,000           3,969,000
9% Sr. Sub. Nts., Series B, 5/1/09 [EUR]                                                       2,500,000           1,957,763
-----------------------------------------------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc., 11.875% Sr. Nts., 6/15/06(3)                                3,000,000           2,925,000
-----------------------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                                   3,000,000           2,505,000
-----------------------------------------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of
12% first priority ship mtg. sr. sec. nts., 7/15/05 and one warrant to purchase five
shares of common stock)(1,2,12)                                                                5,000,000           2,750,000
-----------------------------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07(3)                  5,800,000           3,219,000
-----------------------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07                       2,150,000           1,322,250
-----------------------------------------------------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 10.50% Sec. Nts., 12/31/07(1)                               1,714,561             780,125
-----------------------------------------------------------------------------------------------------------------------------
Teekay Shipping Corp., 8.875% Sr. Nts., 7/15/11(3)                                             3,400,000           3,451,000
-----------------------------------------------------------------------------------------------------------------------------
Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09                                3,275,000           1,686,625
-----------------------------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04(7)                                  8,500,000           8,542,500
                                                                                                               -------------
                                                                                                                  50,217,288
-----------------------------------------------------------------------------------------------------------------------------
UTILITY--1.3%
AES Corp. (The):
8.75% Sr. Unsec. Unsub. Nts., 6/15/08                                                          4,000,000           3,950,000
8.875% Sr. Unsec. Nts., 2/15/11                                                                4,000,000           3,930,000
-----------------------------------------------------------------------------------------------------------------------------
AES Drax Energy Ltd., 11.50% Sr. Sec. Sub. Nts., 8/30/10                                       2,300,000           2,507,000
-----------------------------------------------------------------------------------------------------------------------------
Azurix Corp., 10.75% Sr. Unsec. Nts., Series B, 2/15/10                                        1,200,000           1,242,000
-----------------------------------------------------------------------------------------------------------------------------
Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts., Series B, 12/15/09                          1,000,000             985,000
-----------------------------------------------------------------------------------------------------------------------------
CMS Energy Corp.:
8.90% Sr. Nts., 7/15/08(13)                                                                    1,000,000             999,375
9.875% Sr. Unsec. Nts., 10/15/07                                                               5,000,000           5,218,055
-----------------------------------------------------------------------------------------------------------------------------
Subic Power Corp., 9.50% Sr. Sec. Nts., 12/28/08(3)                                              107,068              93,150
                                                                                                               -------------
                                                                                                                  18,924,580
                                                                                                               -------------
Total Corporate Bonds and Notes (Cost $1,608,272,330)                                                          1,305,895,667




                         25 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS CONTINUED

                                                                                                          MARKET VALUE
                                                                                             SHARES         SEE NOTE 1
=======================================================================================================================
PREFERRED STOCKS--4.3%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(1,10)                                   93,870        $       939
-----------------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Series A, Vtg.(1,10)                                                        217,687          5,442,175
-----------------------------------------------------------------------------------------------------------------------
Doane Pet Care Co., 14.25% Jr. Sub. Debs., Non-Vtg.(1,8)                                    140,000          4,165,000
-----------------------------------------------------------------------------------------------------------------------
Dobson Communications Corp.:
12.25% Sr. Exchangeable, Non-Vtg.(10)                                                         6,962          6,283,205
13% Sr. Exchangeable, Non-Vtg.(10)                                                           10,356          9,139,170
-----------------------------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(1,10)                           3,738                374
-----------------------------------------------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.(1)                 28,000            462,000
-----------------------------------------------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cv. Sr., Series C, Non-Vtg.(1)                                        198,916             99,458
-----------------------------------------------------------------------------------------------------------------------
Fidelity Federal Bank, l2% Non-Cum. Exchangeable, Series A, Non-Vtg.(1)                          30                757
-----------------------------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 10.50% Sr. Exchangeable, Non-Vtg.(10)                         27,500          1,588,125
-----------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 13.50% Exchangeable, Series B(10)                            4,017          4,027,042
-----------------------------------------------------------------------------------------------------------------------
International Utility Structures, Inc.:
13%(1,10)                                                                                       254            102,235
Units (each unit consists of $1,000 principal amount of 13% sr. exchangeable
preferred stock and one warrant to purchase 30 shares of common stock)(1,10,12)                 560            225,400
-----------------------------------------------------------------------------------------------------------------------
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable, Non-Vtg.(1,8,10)             96,993             12,124
-----------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 11.125% Exchangeable, Series E, Non-Vtg.(10)                     6,633          3,996,382
-----------------------------------------------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 7.50% Cum. Cv., Series A(1,8,10)                          93,750            562,500
-----------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(10)                         583          5,378,175
-----------------------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Exchangeable, Series H, Non-Vtg                                                      121,200          9,241,500
9.20% Exchangeable, Series F, Non-Vtg.(1)                                                    22,500          1,760,625
-----------------------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(10)                                9,779          8,141,018
-----------------------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc.:
13.75% Exchangeable, Non-Vtg.(1)                                                                 31             67,425
13.75% Exchangeable, Series B, Non-Vtg.(1,10)                                                    84            182,700
-----------------------------------------------------------------------------------------------------------------------
Sovereign Real Estate Investment Trust, 12% Non-Cum., Series A(1)                            26,250          2,625,000
-----------------------------------------------------------------------------------------------------------------------
World Access, Inc., Cv. Sr., Series D, Non-Vtg.(1,8)                                            789              3,156
-----------------------------------------------------------------------------------------------------------------------
XO Communications, Inc.:
13.50% Sr., Series E, Non-Vtg.(10)                                                            6,571            410,688
14% Cum. Sr. Exchangeable Redeemable, Non-Vtg.(10)                                          197,286            937,109
                                                                                                           -----------
Total Preferred Stocks (Cost $114,041,062)                                                                  64,854,282




                         26 OPPENHEIMER HIGH YIELD FUND

                                                                                                          MARKET VALUE
                                                                                              SHARES        SEE NOTE 1
=======================================================================================================================
COMMON STOCKS--0.5%
Adelphia Business Solutions, Inc., Cl. B(8)                                                    6,605        $   27,081
-----------------------------------------------------------------------------------------------------------------------
Aurora Foods, Inc.(1,8)                                                                       47,818           131,021
-----------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.(8)                                                                   671,340         4,565,112
-----------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.(1,8)                                                                 300,000         1,938,000
-----------------------------------------------------------------------------------------------------------------------
Equitable Bag, Inc.(1,8)                                                                      39,357                --
-----------------------------------------------------------------------------------------------------------------------
ICO Global Communication Holdings Ltd.(8)                                                    168,429           286,329
-----------------------------------------------------------------------------------------------------------------------
OpTel, Inc., Non-Vtg.(1,8)                                                                     7,425                74
-----------------------------------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc.(1,8)                                                           1,688,400                --
-----------------------------------------------------------------------------------------------------------------------
Resorts International, Inc.(1,8)                                                             187,187                --
-----------------------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Cl. C(1,8)                                                            3,110            15,550
-----------------------------------------------------------------------------------------------------------------------
Siena Holdings, Inc.(8)                                                                      250,239           295,283
-----------------------------------------------------------------------------------------------------------------------
WRC Media Corp.(1,8)                                                                           9,471                95
                                                                                                            ----------
Total Common Stocks (Cost $9,640,577)                                                                        7,258,545

                                                                                              UNITS
=======================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
CellNet Data Systems, Inc. Wts., Exp. 10/1/07(1)                                               3,407             1,703
-----------------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 6/16/07(1)                                                         130,000            39,000
-----------------------------------------------------------------------------------------------------------------------
Charles River Laboratories International, Inc. Wts., Exp. 10/1/09(1)                           3,000            55,500
-----------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp. Wts.:
Exp. 1/23/03(1)                                                                               80,080                --
Exp. 1/23/03(1)                                                                               57,200                --
Exp. 5/1/05(1)                                                                               118,003                --
Exp. 9/1/04(1)                                                                               168,000                --
-----------------------------------------------------------------------------------------------------------------------
COLO.com, Inc. Wts., Exp. 3/15/10(1)                                                           2,000                20
-----------------------------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/15/07(1)                                                3,330            51,615
-----------------------------------------------------------------------------------------------------------------------
Covergent Communications, Inc. Wts., Exp. 4/1/08(1)                                            8,200             2,870
-----------------------------------------------------------------------------------------------------------------------
Decrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08(1)                                          4,000                --
-----------------------------------------------------------------------------------------------------------------------
Diva Systems Corp. Wts., Exp. 3/1/08(1)                                                        7,500                75
-----------------------------------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/1/05(1)                                             2,575             9,012
-----------------------------------------------------------------------------------------------------------------------
Equinix, Inc. Wts., Exp. 12/1/07(1)                                                            5,250           105,656
-----------------------------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc. Litigation Wts                                                    107,699           141,086
-----------------------------------------------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09(1)                                                        1,445               144
-----------------------------------------------------------------------------------------------------------------------
Horizon PCS, Inc. Wts., Exp. 10/1/10(1)                                                        6,300           125,213
-----------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05(1)                                                50,820             5,336
-----------------------------------------------------------------------------------------------------------------------
ICO Global Communication Holdings Ltd. Wts.:
Exp. 5/16/06(1)                                                                               42,243             2,112
Exp. 5/16/06                                                                                      63                16
-----------------------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/31/02(1)                                                    6,000                --
-----------------------------------------------------------------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07(1)                                                            7,055                71
-----------------------------------------------------------------------------------------------------------------------
Internet Commerce & Communications, Inc. Wts., Exp. 7/3/03(1)                                 24,520             3,678
-----------------------------------------------------------------------------------------------------------------------
IPCS, Inc. Wts., Exp. 6/15/10(1)                                                               3,750            76,875




                         27 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS CONTINUED


                                                                                                            MARKET VALUE
                                                                                            UNITS             SEE NOTE 1
=========================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES Continued
KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(1)                                           12,340         $        6,170
-------------------------------------------------------------------------------------------------------------------------
Leap Wireless International, Inc. Wts., Exp. 4/15/10(1)                                     3,500                140,420
-------------------------------------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp. 4/13/08(1)                                     2,800                     28
-------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07(1)                                     3,910                     39
-------------------------------------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(1)                                           6,400                     64
-------------------------------------------------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10(1)                                                          5,000                 25,625
-------------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp. 9/19/10                                                  100,000                878,000
-------------------------------------------------------------------------------------------------------------------------
PLD Telekom, Inc., 9% Cv. Sub. Nts. Wts., Exp. 3/31/03 (cv. into Metromedia
International Group, Inc.)(1)                                                                 630                      6
-------------------------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/1/03(1)                                                                           182,000                     --
Exp. 6/30/05(1)                                                                            49,120                  4,912
-------------------------------------------------------------------------------------------------------------------------
Republic Technologies International LLC Wts., Exp. 7/15/09(1)                               1,200                     12
-------------------------------------------------------------------------------------------------------------------------
Telergy, Inc. Wts., Exp. 9/25/10(1)                                                         8,077                     81
-------------------------------------------------------------------------------------------------------------------------
WAM!NET, Inc. Wts., Exp. 3/1/05(1)                                                         30,480                    305
                                                                                                          --------------
Total Rights, Warrants and Certificates (Cost $1,538,410)                                                      1,675,644
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,829,525,375)                                            97.7%         1,465,213,836
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                               2.3             34,106,487
                                                                                     -----------------------------------
NET ASSETS                                                                                  100.0%        $1,499,320,323
                                                                                     ===================================




                         28 OPPENHEIMER HIGH YIELD FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

CAD     Canadian Dollar                     GBP     British Pound Sterling
DEM     German Mark                         IDR     Indonesian Rupiah
EUR     Euro                                MXN     Mexican Nuevo Peso



1. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $228,848,551 or 15.26% of the Fund's net assets as of June 30, 2001.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5.   Zero coupon bond reflects the effective yield on the date of purchase.

6. Securities with an aggregate market value of $6,690,425 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements

7.   Issuer is in default.

8.   Non-income-producing security.

9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10.  Interest or dividend is paid in kind.

11. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

13.  When-issued security to be delivered and settled after June 30, 2001.


Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2001. There were no ]affiliate securities held by the Fund as of June 30, 2001. Transactions during the period in which the the issuer was an affiliate are as follows:



                                       SHARES/                                                          SHARES/
                                     PRINCIPAL           GROSS                  GROSS                 PRINCIPAL       DIVIDEND
                                 JUNE 30, 2000       ADDITIONS             REDUCTIONS             JUNE 30, 2001         INCOME
-------------------------------------------------------------------------------------------------------------------------------
STOCKS AND WARRANTS
CGA Group Ltd.,
  Series A*                            196,699          20,988                     --                   217,687       $688,243
CGA Group Ltd.
  Wts., Exp. 6/16/07*                  130,000              --                     --                   130,000             --
Pope, Evans &
  Robbins, Inc.*                     1,688,400              --                     --                 1,688,400             --
BONDS AND NOTES
Pope, Evans &
  Robbins, Inc., 7%
  Sr. Nts., 5/15/1998                5,955,189              --              5,955,189                        --             --
                                                                                                                      --------
                                                                                                                      $688,243
                                                                                                                      ========


*    No longer an affiliate at June 30, 2001.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                         29 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2001

===============================================================================================================
ASSETS
Investments, at value (cost $1,829,525,375)--see accompanying statement                        $ 1,465,213,836
---------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                  130,041
---------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                          36,266,975
Investments sold                                                                                     9,611,849
Shares of beneficial interest sold                                                                   3,136,718
Closed foreign currency contracts                                                                      174,005
Other                                                                                                   94,148
                                                                                               ---------------
Total assets                                                                                     1,514,627,572
===============================================================================================================
LIABILITIES
Bank overdraft                                                                                       3,616,058
---------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                                  185,980
---------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                            5,503,622
Shares of beneficial interest redeemed                                                               2,274,918
Investments purchased (including $988,432 purchased on a when-issued basis)                          1,624,863
Distribution and service plan fees                                                                     914,442
Daily variation on futures contracts                                                                   850,920
Shareholder reports                                                                                    175,909
Transfer and shareholder servicing agent fees                                                          102,627
Trustees' compensation                                                                                  17,867
Other                                                                                                   40,043
                                                                                               ---------------
Total liabilities                                                                                   15,307,249
===============================================================================================================
NET ASSETS                                                                                     $ 1,499,320,323
                                                                                               ===============
===============================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                $ 2,095,499,633
---------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                               (6,028,316)
---------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and foreign currency transactions             (225,054,123)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation of assets and
liabilities denominated in foreign currencies                                                     (365,096,871)
                                                                                               ---------------
NET ASSETS                                                                                     $ 1,499,320,323
                                                                                               ===============




                         30 OPPENHEIMER HIGH YIELD FUND

======================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of $962,017,482 and
94,287,026 shares of beneficial interest outstanding)                                                       $   10.20
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)             $   10.71
----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $386,309,089 and
38,293,065 shares of beneficial interest outstanding)                                                       $   10.09
----------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $90,603,335 and 8,896,325 shares of beneficial
interest outstanding)                                                                                       $   10.18
----------------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $146,487 and 14,356 shares of beneficial
interest outstanding)                                                                                       $   10.20
----------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$60,243,930 and 5,943,738 shares of beneficial interest outstanding)                                        $   10.14


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                         31 OPPENHEIMER HIGH YIELD FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2001

===================================================================================================
INVESTMENT INCOME
Interest (net of foreign withholding taxes of $11,414)                               $ 175,278,194
---------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                   9,935,805
Affiliated companies                                                                       688,243
                                                                                     -------------
Total income                                                                           185,902,242
===================================================================================================
EXPENSES
Management fees                                                                          9,796,423
---------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                  2,488,861
Class B                                                                                  4,158,276
Class C                                                                                    836,427
Class N                                                                                         38
---------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                    918,334
Class B                                                                                    373,185
Class C                                                                                     74,654
Class N                                                                                         18
Class Y                                                                                    151,872
---------------------------------------------------------------------------------------------------
Shareholder reports                                                                        643,261
---------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                 64,216
---------------------------------------------------------------------------------------------------
Trustees' compensation                                                                      59,100
---------------------------------------------------------------------------------------------------
Other                                                                                      182,548
                                                                                     -------------
Total expenses                                                                          19,747,213
Less reduction to custodian expenses                                                       (43,427)
                                                                                     -------------
Net expenses                                                                            19,703,786
===================================================================================================
NET INVESTMENT INCOME                                                                  166,198,456
===================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments:
  Unaffiliated companies                                                               (59,354,396)
  Affiliated companies                                                                  (3,100,823)
Closing of futures contracts                                                              (132,276)
Foreign currency transactions                                                            1,547,239
                                                                                     -------------
Net realized gain (loss)                                                               (61,040,256)
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                           (160,672,747)
Translation of assets and liabilities denominated in foreign currencies                 (6,985,901)
                                                                                     -------------
Net change                                                                            (167,658,648)
                                                                                     -------------
Net realized and unrealized gain (loss)                                               (228,698,904)
===================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $ (62,500,448)
                                                                                     =============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                         32 OPPENHEIMER HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED JUNE 30,                                                                        2001                    2000
========================================================================================================================
OPERATIONS
Net investment income (loss)                                                    $   166,198,456         $   175,362,212
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                            (61,040,256)            (61,620,125)
------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                               (167,658,648)           (110,365,675)
                                                                                ---------------------------------------
Net increase (decrease) in net assets resulting from operations                     (62,500,448)              3,376,412
========================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                            (120,244,822)           (112,851,471)
Class B                                                                             (44,557,703)            (47,430,405)
Class C                                                                              (8,930,958)             (8,040,053)
Class N                                                                                  (1,796)                     --
Class Y                                                                              (6,543,986)             (5,632,221)
========================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                              54,048,518             (34,915,560)
Class B                                                                              (3,591,501)            (77,591,865)
Class C                                                                              21,532,450              (3,112,912)
Class N                                                                                 150,073                      --
Class Y                                                                              15,044,636               6,317,066
========================================================================================================================
NET ASSETS
Total decrease                                                                     (155,595,537)           (279,881,009)
------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               1,654,915,860           1,934,796,869
                                                                                ---------------------------------------
End of period [including undistributed (overdistributed) net investment
income of $(6,028,316) and $2,467,208, respectively]                            $ 1,499,320,323         $ 1,654,915,860
                                                                                =======================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                         33 OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS


CLASS A       YEAR ENDED JUNE 30,                  2001              2000            1999            1998               1997
================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period         $    11.89        $    13.06      $    14.44      $    13.98         $    13.51
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              1.18(1)           1.26            1.26            1.24               1.27
Net realized and unrealized gain (loss)           (1.59)(1)         (1.18)          (1.39)            .43                .43
                                             -----------------------------------------------------------------------------------

Total income (loss) from investment
operations                                         (.41)              .08            (.13)           1.67               1.70
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income              (1.28)            (1.25)          (1.25)          (1.21)             (1.23)
                                             -----------------------------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                      (1.28)            (1.25)          (1.25)          (1.21)             (1.23)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $    10.20        $    11.89      $    13.06      $    14.44         $    13.98
                                             ===================================================================================
================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)               (3.69)%            0.71%          (0.71)%         12.34%             13.10%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)     $  962,017        $1,065,220      $1,027,730      $1,257,100         $1,167,055
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $1,038,442        $1,125,834      $1,198,756      $1,226,580         $1,127,509
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                             10.66%            10.12%           9.40%           8.64%              9.22%
Expenses                                           1.00%             1.02%           0.99%           1.00%(4)           1.00%(4)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              33%               24%             43%            117%               126%

1.   Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

     Net investment income                            1.19
     Net realized and unrealized gain (loss)         (1.60)
     Net investment income ratio                     10.89%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.   Annualized for periods of less than one full year.

4.   Expense ratio reflects the reduction to custodian expenses.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                         34 OPPENHEIMER HIGH YIELD FUND


CLASS B       YEAR ENDED JUNE 30,                       2001             2000           1999           1998              1997
=================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period               $   11.77        $   12.95      $   14.33      $   13.88         $   13.43
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   1.10(1)          1.15           1.14           1.11              1.15
Net realized and unrealized gain (loss)                (1.58)(1)        (1.18)         (1.38)           .44               .43
                                                   ------------------------------------------------------------------------------
Total income (loss) from investment operations          (.48)            (.03)          (.24)          1.55              1.58
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (1.20)           (1.15)         (1.14)         (1.10)            (1.13)
                                                   -----------------------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                           (1.20)           (1.15)         (1.14)         (1.10)            (1.13)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   10.09        $   11.77      $   12.95      $   14.33         $   13.88
                                                   ==============================================================================
=================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    (4.37)%          (0.13)%        (1.48)%        11.50%            12.18%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $ 386,309        $ 453,375      $ 580,468      $ 527,516         $ 396,678
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 414,648        $ 509,815      $ 544,925      $ 464,492         $ 335,220
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   9.91%            9.35%          8.61%          7.86%             8.41%
Expenses                                                1.76%            1.79%          1.78%          1.79%(4)          1.80%(4)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   33%              24%            43%           117%              126%


1.   Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

     Net investment income                            1.12
     Net realized and unrealized gain (loss)         (1.60)
     Net investment income ratio                     10.14%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.   Annualized for periods of less than one full year.

4.   Expense ratio reflects the reduction to custodian expenses.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                         35 OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS CONTINUED

CLASS C         YEAR ENDED JUNE 30,                     2001             2000           1999           1998              1997
=================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period               $   11.87        $   13.04      $   14.42      $   13.97         $   13.50
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   1.11(1)          1.16           1.15           1.22              1.14
Net realized and unrealized gain (loss)                (1.60)(1)        (1.18)         (1.39)           .33               .45
                                                   ------------------------------------------------------------------------------
Total income (loss) from investment operations          (.49)            (.02)          (.24)          1.55              1.59
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (1.20)           (1.15)         (1.14)         (1.10)            (1.12)
                                                   ------------------------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                           (1.20)           (1.15)         (1.14)         (1.10)            (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   10.18        $   11.87      $   13.04      $   14.42         $   13.97
                                                   ==============================================================================
=================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    (4.43)%          (0.06)%        (1.49)%        11.42%            12.23%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $  90,603        $  82,204      $  93,607      $  65,506         $  30,463
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $  83,776        $  87,141      $  79,889      $  48,077         $  17,654
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   9.90%            9.35%          8.60%          7.87%             8.40%
Expenses                                                1.76%            1.79%          1.78%          1.78%(4)          1.82%(4)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   33%              24%            43%           117%              126%

1.   Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

     Net investment income                            1.12
     Net realized and unrealized gain (loss)         (1.61)
     Net investment income ratio                     10.13%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.   Annualized for periods of less than one full year.

4.   Expense ratio reflects the reduction to custodian expenses.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                         36 OPPENHEIMER HIGH YIELD FUND

                                                          PERIOD ENDED
CLASS N                                               JUNE 30, 2001(1)
======================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                        $ 11.33
----------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .41
Net realized and unrealized gain (loss)                       (1.13)
                                                            -------
Total income (loss) from investment operations                 (.72)
----------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.41)
                                                            -------
Total dividends and/or distributions to shareholders           (.41)
----------------------------------------------------------------------
Net asset value, end of period                              $ 10.20
                                                            =========
=====================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                           (6.43)%
=====================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $   146
----------------------------------------------------------------------
Average net assets (in thousands)                           $    46
----------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                         11.47%
Expenses                                                       1.04%
----------------------------------------------------------------------
Portfolio turnover rate                                          33%

1.   For the period from March 1, 2001 (inception of offering) to June 30, 2001.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.   Annualized for periods of less than one full year.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                         37 OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS CONTINUED

CLASS Y         YEAR ENDED JUNE 30,                              2001                 2000               1999            1998(1)
====================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                        $   11.82            $   13.02          $   14.42          $   14.48
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            1.20(2)              1.27               1.28                .90
Net realized and unrealized gain (loss)                         (1.59)(2)            (1.18)             (1.39)              (.08)
                                                            ------------------------------------------------------------------------
Total income (loss) from investment operations                   (.39)                 .09               (.11)               .82
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (1.29)               (1.29)             (1.29)              (.88)
                                                            ------------------------------------------------------------------------
Total dividends and/or distributions to shareholders            (1.29)               (1.29)             (1.29)              (.88)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   10.14            $   11.82          $   13.02          $   14.42
                                                            ========================================================================
====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                             (3.57)%               0.85%             (0.54)%             5.81%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $  60,244            $  54,117          $  52,993          $  11,254
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $  56,669            $  54,022          $  34,043          $   5,562
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                           10.72%               10.30%              9.73%              9.14%
Expenses                                                         0.94%                0.86%              0.76%              0.81%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            33%                  24%                43%               117%


1.   For the period from October 15, 1997 (inception of offering) to June 30,
     1998.

2.   Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

     Net investment income                            1.21
     Net realized and unrealized gain (loss)         (1.60)
     Net investment income ratio                     10.95%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4.   Annualized for periods of less than one full year.

5.   Expense ratio reflects the reduction to custodian expenses.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                         38 OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer High Yield Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's primary investment objective is to seek a high level of current income by investing in a diversified portfolio of high yield, lower rated fixed income securities the Fund's investment manager, OppenheimerFunds, Inc. (the Manager), believes do not involve undue risk.

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------

SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------

SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the



                         39 OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES Continued

Fund makes such purchases while remaining substantially fully invested. As of June 30, 2001, the Fund had entered into net outstanding when-issued or forward commitments of $988,432.

        In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------

SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2001, securities with an aggregate market value of $24,185,843, representing 1.61% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.



                         40 OPPENHEIMER HIGH YIELD FUND

--------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

EXPIRING
-----------------------------------------------
2003                              $  14,430,060
2004                                 25,763,959
2007                                 30,649,297
2008                                 35,734,504
2009                                 57,513,604
                                  -------------
Total                             $ 164,091,424
                                  =============

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------

CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $21,167,867, a decrease in overdistributed net investment income of $5,585,285, and a decrease in accumulated net realized loss on investments of $15,582,582. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.



                         41 OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES Continued

OTHER. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $2,856,760 decrease to cost of securities and a corresponding $2,856,760 decrease in net unrealized depreciation, based on securities held as of December 31, 2000. For the year ended June 30, 2001, interest income decreased by $3,601,011, net realized loss on investments increased by $112,592 and the change in net unrealized depreciation on investments decreased by $3,713,603.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                         42 OPPENHEIMER HIGH YIELD FUND

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                       YEAR ENDED JUNE 30, 2001(1)                  YEAR ENDED JUNE 30, 2000
                                                       SHARES               AMOUNT               SHARES               AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                               43,576,328        $ 485,484,192           35,234,977        $ 436,531,845
Dividends and/or distributions reinvested           6,713,173           74,113,660            5,658,146           69,577,059
Redeemed                                          (45,628,511)        (505,549,334)         (43,710,834)        (541,024,464)
                                                ----------------------------------------------------------------------------
Net increase (decrease)                             4,660,990        $  54,048,518           (2,817,711)       $ (34,915,560)
                                                ============================================================================

-----------------------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                               14,576,129        $ 160,353,568           13,593,526        $ 167,147,993
Dividends and/or distributions reinvested           1,949,566           21,294,257            1,891,136           23,058,610
Redeemed                                          (16,763,829)        (185,239,326)         (21,786,396)        (267,798,468)
                                                ----------------------------------------------------------------------------
Net increase (decrease)                              (238,134)       $  (3,591,501)          (6,301,734)       $ (77,591,865)
                                                ============================================================================

-----------------------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                                4,633,932        $  51,296,148            4,409,452        $  54,511,030
Dividends and/or distributions reinvested             448,038            4,925,282              366,460            4,504,351
Redeemed                                           (3,113,835)         (34,688,980)          (5,023,774)         (62,128,293)
                                                ----------------------------------------------------------------------------
Net increase (decrease)                             1,968,135        $  21,532,450             (247,862)       $  (3,112,912)
                                                ============================================================================

-----------------------------------------------------------------------------------------------------------------------------
CLASS N
Sold                                                   14,184        $     148,278                   --        $          --
Dividends and/or distributions reinvested                 172                1,796                   --                   --
Redeemed                                                   --                   (1)                  --                   --
                                                ----------------------------------------------------------------------------
Net increase (decrease)                                14,356        $     150,073                   --        $          --
                                                ============================================================================

-----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Sold                                                3,240,677        $  35,363,797            1,340,236        $  16,526,660
Dividends and/or distributions reinvested             601,983            6,597,593              471,867            5,769,681
Redeemed                                           (2,478,700)         (26,916,754)          (1,301,466)         (15,979,275)
                                                ----------------------------------------------------------------------------
Net increase (decrease)                             1,363,960        $  15,044,636              510,637        $   6,317,066
                                                ============================================================================

1. For the year ended June 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to June 30, 2001, for Class N shares.



                         43 OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
================================================================================

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2001, were $674,737,338 and $504,235,662, respectively.

As of June 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,839,588,098 was:

Gross unrealized appreciation                              $   30,896,058
Gross unrealized depreciation                                (405,270,320)
                                                           --------------
Net unrealized appreciation (depreciation)                 $ (374,374,262)
                                                           ==============

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for the year ended June 30, 2001 was an annualized rate of 0.61%.
--------------------------------------------------------------------------------

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.



                          AGGREGATE             CLASS A         COMMISSIONS       COMMISSIONS       COMMISSIONS       COMMISSIONS
                          FRONT-END           FRONT-END          ON CLASS A        ON CLASS B        ON CLASS C        ON CLASS N
                      SALES CHARGES       SALES CHARGES              SHARES            SHARES            SHARES            SHARES
                         ON CLASS A         RETAINED BY         ADVANCED BY       ADVANCED BY       ADVANCED BY       ADVANCED BY
YEAR ENDED                   SHARES         DISTRIBUTOR      DISTRIBUTOR(1)    DISTRIBUTOR(1)    DISTRIBUTOR(1)     DISTRIBUTOR(1)
----------------------------------------------------------------------------------------------------------------------------------
June 30, 2001        $    1,872,242    $        507,067      $      190,052   $     3,149,905   $       285,892   $         1,473

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                          CLASS A                CLASS B                  CLASS C             CLASS N
                                       CONTINGENT             CONTINGENT               CONTINGENT          CONTINGENT
                                         DEFERRED               DEFERRED                 DEFERRED            DEFERRED
                                    SALES CHARGES          SALES CHARGES            SALES CHARGES       SALES CHARGES
                                      RETAINED BY            RETAINED BY              RETAINED BY         RETAINED BY
YEAR ENDED                            DISTRIBUTOR            DISTRIBUTOR              DISTRIBUTOR         DISTRIBUTOR
----------------------------------------------------------------------------------------------------------------------
June 30, 2001                       $      15,192         $    1,115,365           $       31,784       $          --



                         44 OPPENHEIMER HIGH YIELD FUND

        The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended June 30, 2001, payments under the Class A plan totaled $2,488,861, all of which were paid by the Distributor to recipients, and included $62,172 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------

CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

        The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.



                         45 OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
================================================================================

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

Distribution fees paid to the Distributor for the year ended June 30, 2001, were as follows:

                                                                                      DISTRIBUTOR'S
                                                               DISTRIBUTOR'S              AGGREGATE
                                                                   AGGREGATE           UNREIMBURSED
                                                                UNREIMBURSED          EXPENSES AS %
                       TOTAL PAYMENTS      AMOUNT RETAINED          EXPENSES          OF NET ASSETS
                           UNDER PLAN       BY DISTRIBUTOR        UNDER PLAN               OF CLASS
----------------------------------------------------------------------------------------------------
Class B Plan          $     4,158,276     $      3,288,519    $   15,580,331                  4.03%
Class C Plan                  836,427              230,473         1,924,409                   2.12
Class N Plan                       38                   --                --                     --

================================================================================

5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

        The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of June 30, 2001, the Fund had outstanding foreign currency contracts as follows:


                                                  CONTRACT              VALUATION
                                EXPIRATION          AMOUNT                  AS OF             UNREALIZED            UNREALIZED
CONTRACT DESCRIPTION                  DATE          (000S)          JUNE 30, 2001           APPRECIATION          DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
British Pound Sterling
(GBP)                              12/5/01       GBP18,065         $   25,250,381            $   130,041           $        --
Canadian Dollar (CAD)               7/3/01        CAD7,485              4,931,860                     --               185,506
Euro (EUR)                          7/3/01          EUR186                157,299                     --                   474
                                                                                             ---------------------------------
Total Unrealized
Appreciation and
Depreciation                                                                                 $   130,041           $   185,980
                                                                                             =================================

================================================================================
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against



                         46 OPPENHEIMER HIGH YIELD FUND
changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

        Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.

        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of June 30, 2001, the Fund had outstanding futures contracts as follows:

                                                                                         VALUATION          UNREALIZED
                                                           NUMBER OF                         AS OF        APPRECIATION
CONTRACT DESCRIPTION                 EXPIRATION DATE       CONTRACTS                 JUNE 30, 2001      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bond                               9/19/01             100               $    10,031,250     $       (1,172)
U.S. Treasury Nts., 2 yr                     9/27/01             250                    51,285,156             97,656
U.S. Treasury Nts., 5 yr                     9/19/01             350                    36,170,313             18,749
U.S. Treasury Nts., 10 yr                    9/19/01             400                    41,206,250            337,498
                                                                                                       --------------
                                                                                                              452,731
                                                                                                       --------------
CONTRACTS TO SELL
NASDAQ 100                                   9/20/01              80                    14,904,000         (1,161,000)
                                                                                                       --------------
                                                                                                       $     (708,269)
                                                                                                       ==============

================================================================================

7. ILLIQUID OR RESTRICTED SECURITIES

As of June 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified



                         47 OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
================================================================================

7. ILLIQUID OR RESTRICTED SECURITIES Continued

institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2001 was $119,683,709, which represents 7.98% of the Fund's net assets, of which $7,553,352 is considered restricted. Information concerning restricted securities is as follows:

                                                                                         VALUATION         UNREALIZED
                                                                                    PER UNIT AS OF       APPRECIATION
SECURITY                          ACQUISITION DATES             COST PER UNIT        JUNE 30, 2001     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
STOCKS AND WARRANTS
Aurora Foods, Inc.                          9/18/01               $        --       $         2.74     $      131,021
----------------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 6/16/07           6/17/97                        --                 0.30             39,000
----------------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Series A            6/17/97-4/17/01                     25.00                25.00                 --
----------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.                     6/27/00                      7.71                 6.46           (376,056)
----------------------------------------------------------------------------------------------------------------------
World Access, Inc., Cv. Sr.,
Series D, Non-Vtg                           2/14/00                  1,381.50                 4.00         (1,086,844)

================================================================================

8. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

        The Fund had no borrowings during the year ended or at June 30, 2001.



                         48 OPPENHEIMER HIGH YIELD FUND

INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
OPPENHEIMER HIGH YIELD FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer High Yield Fund, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer High Yield Fund as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
July 23, 2001



                         49 OPPENHEIMER HIGH YIELD FUND

FEDERAL INCOME TAX INFORMATION UNAUDITED
================================================================================

In early 2002 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

        Dividends paid by the Fund during the fiscal year ended June 30, 2001 which are not designated as capital gain distributions should be multiplied by 5.89% to arrive at the amount eligible for the corporate dividend-received deduction.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                         50 OPPENHEIMER HIGH YIELD FUND

OPPENHEIMER HIGH YIELD FUND

============================================================================================================================
OFFICERS AND TRUSTEES                             James C. Swain, Trustee, CEO and Chairman of the Board
                                                  Bridget A. Macaskill, Trustee and President
                                                  William L. Armstrong, Trustee
                                                  Robert G. Avis, Trustee
                                                  George C. Bowen, Trustee
                                                  Edward L. Cameron, Trustee
                                                  Jon S. Fossel, Trustee
                                                  Sam Freedman, Trustee
                                                  C. Howard Kast, Trustee
                                                  Robert M. Kirchner, Trustee
                                                  F. William Marshall, Jr., Trustee
                                                  David P. Negri, Vice President
                                                  Thomas P. Reedy, Vice President
                                                  Andrew J. Donohue, Vice President and Secretary
                                                  Brian W. Wixted, Treasurer
                                                  Robert J. Bishop, Assistant Treasurer
                                                  Scott T. Farrar, Assistant Treasurer
                                                  Robert G. Zack, Assistant Secretary

============================================================================================================================
INVESTMENT ADVISOR                                OppenheimerFunds, Inc.

============================================================================================================================
DISTRIBUTOR                                       OppenheimerFunds Distributor, Inc.

============================================================================================================================
TRANSFER AND SHAREHOLDER SERVICING AGENT          OppenheimerFunds Services

============================================================================================================================
CUSTODIAN OF PORTFOLIO SECURITIES                 The Bank of New York

============================================================================================================================
INDEPENDENT AUDITORS                              Deloitte & Touche LLP

============================================================================================================================
LEGAL COUNSEL                                     Myer, Swanson, Adams & Wolf, P.C.

                                                  OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC.,
                                                  TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203



                                                  (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.



                         51 OPPENHEIMER HIGH YIELD FUND

OPPENHEIMERFUNDS FAMILY

GLOBAL EQUITY                    Developing Markets Fund                              Global Fund
                                 International Small Company Fund                     Quest Global Value Fund
                                 Europe Fund                                          Global Growth & Income Fund
                                 International Growth Fund
=============================================================================================================================
EQUITY                           STOCK                                                STOCK & BOND
                                 Emerging Technologies Fund                           Main Street(R) Growth & Income Fund
                                 Emerging Growth Fund                                 Quest Opportunity Value Fund
                                 Enterprise Fund                                      Total Return Fund
                                 Discovery Fund                                       Quest Balanced Value Fund
                                 Main Street(R) Small Cap Fund                        Capital Income Fund
                                 Small Cap Value Fund(1)                              Multiple Strategies Fund
                                 MidCap Fund                                          Disciplined Allocation Fund
                                 Main Street(R) Opportunity Fund                      Convertible Securities Fund
                                 Growth Fund                                          SPECIALTY
                                 Capital Appreciation Fund                            Real Asset Fund(R)
                                 Large Cap Growth Fund                                Gold & Special Minerals Fund
                                 Value Fund(2)
                                 Quest Capital Value Fund
                                 Quest Value Fund
                                 Trinity Growth Fund
                                 Trinity Core Fund
                                 Trinity Value Fund
=============================================================================================================================
INCOME                           TAXABLE                                              MUNICIPAL
                                 International Bond Fund                              California Municipal Fund(4)
                                 High Yield Fund                                      Florida Municipal Fund(4)
                                 Champion Income Fund                                 New Jersey Municipal Fund(4)
                                 Strategic Income Fund                                New York Municipal Fund(4)
                                 Bond Fund                                            Pennsylvania Municipal Fund(4)
                                 Senior Floating Rate Fund                            Municipal Bond Fund
                                 U.S. Government Trust                                Intermediate Municipal Fund
                                 Limited-Term Government Fund
                                 Capital Preservation Fund(3)
                                 ROCHESTER DIVISION
                                 Rochester Fund Municipals
                                 Limited Term New York Municipal Fund
=============================================================================================================================
SELECT MANAGERS                  STOCK                                                STOCK & BOND
                                 Mercury Advisors Focus Growth Fund                   QM Active Balanced Fund(3)
                                 Gartmore Millennium Growth Fund II(5)
                                 Jennison Growth Fund
                                 Salomon Brothers Capital Fund
                                 Mercury Advisors S&P 500(R) Index Fund(3)
=============================================================================================================================
MONEY MARKET(6)                  Money Market Fund                                    Cash Reserves

1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund(SM)" on 3/1/01.

2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.

3.   Available only through qualified retirement plans.

4.   Available to investors only in certain states.

5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.

6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.



                         52 OPPENHEIMER HIGH YIELD FUND

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


INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website-- we're here to help.

INTERNET
24-hr access to account information and transactions(2)
WWW.OPPENHEIMERFUNDS.COM
================================================================================
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
================================================================================
TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
================================================================================
PHONELINK
24-hr automated information and automated transactions
1.800.533.3310
================================================================================
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 9am-6:30pm ET 1.800.843.4461
================================================================================
OPPENHEIMERFUNDS MARKET HOTLINE
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
================================================================================
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
================================================================================
eDOCS DIRECT
Receive shareholder report and prospectus notifications for
your funds via email. Sign up at WWW.OPPENHEIMERFUNDS.COM
================================================================================


TICKER SYMBOLS                 Class A: OPPHX           Class B: OHYBX           Class C: OHYCX           Class Y: OHYYX


1. Automatic investment plans do not assure profit or protect against losses in declining markets.

2. At times this website may be inaccessible or its transaction feature may be unavailable.

                                                         [OPPENHEIMERFUNDS LOGO]


RA0280.001.0601 August 29, 2001